                                                                    EXHIBIT 4(c)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 26, 1998 among FRUIT OF THE LOOM, INC., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of September 19, 1997, whereby the Lenders provided to the Borrower a $900 million credit facility (as amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has proposed a reorganization of its ownership structure, as set forth in the Form S-4 filed with the Securities and Exchange Commission on February 10, 1998, whereby, among other things, Fruit of the Loom, Ltd., a Cayman Islands corporation will become the owner of all of the shares of the common stock of the Borrower (the "Reorganization");

         WHEREAS, the Borrower has requested that the Lenders (a) consent to the Reorganization and (b) amend certain terms and conditions of the Credit Agreement as more fully described below; and

         WHEREAS, the required Lenders have agreed to consent to the terms of the Reorganization and amend certain terms of the Credit Agreement, subject to the terms and conditions set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
                                    AGREEMENT

         1.       Definitions.

                  (a) The following definitions are added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

                           "Parent" means Fruit of the Loom, Ltd., a Cayman
                                    Islands company.

                           "Reorganization" means the proposed reorganization of
                  the Borrower and its Subsidiaries whereby, among other things, the Parent will become the owner of all of the common shares of the Borrower, as more fully described in the Form S-

                  4 filed by the Parent with the Securities and Exchange Commission on February 10, 1998.

                  (b) The pricing grid set forth in the definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:




                                               Applicable             Applicable
                             Unsecured         Percentage           Percentage for
   Pricing    Leverage         Senior        for Revolving-A         Revolving-B          Applicable
    Level      Ratio          Debt            Eurocurrency           Eurocurrency       Percentage for
                             Rating               Loans                  Loans            Term Loans
     I        N/A            => BBB+              .250%                 .275%                .35%
                             from S&P or
                             Baa1 from
                             Moody's

     II       N/A            => BBB from          .325%                 .350%                .45%
                             S&P or Baa2
                             from Moody's
                             but < BBB+
                             from S&P or
                             Baa1 from
                             Moody's

    III       => 2.0 to      => BBB-               .40%                 .425%                .55%
              1.0 but  <     from S&P or
              2.5 to 1.0     Baa3 from
                             Moody's but
                             < BBB from
                             S&P or Baa2
                             from Moody's

     IV       => 2.5 to      => BB+ from           .55%                 .60%                 .75%
              1.0 but <      S&P or Ba1
              3.25 to 1.0    from
                             Moody's but
                             < BBB- from
                             S&P or Baa3
                             from Moody's

     V        => 3.25 to     => BB from            .75%                 .80%                1.00%
              1.0 but <      S&P or Ba2
              4.0 to 1.0     from
                             Moody's but
                             < BB+ from
                             S&P or Ba1
                             from Moody's

     VI       => 4.0 to 1.0  <= BB- from          1.00%                1.125%               1.375%
                             S&P or Ba3
                             from Moody's






              Applicable           Applicable
   Pricing    Percentage for     Percentage for        Applicable
    Level     Revolving-A         Revolving-B        Percentage For
             Facility Fees       Facility Fees       Base Rate Loans
     I           .10%                .075%                  0%




     II          .125%               .10%                   0%







    III          .15%                .125%                  0%







     IV          .20%                .15%                   0%







     V           .25%                .20%                   0%







     VI          .375%               .25%                   0%



                                                    2

                  (c) The definition of "Change of Control" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Change of Control" means:

                           (a) prior to the Reorganization, any of the following
                  events: (i) other than as a result of the share repurchases permitted pursuant to Sections 7.10(e) and 8.8(iii), any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) has become, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 35% or more of the voting power of the Voting Stock of the Borrower on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Borrower (whether or not such securities are then currently convertible or exercisable), or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the board of directors of the Borrower cease for any reason to constitute a majority of the directors of the Borrower then in office unless such new directors were elected by the directors of the Borrower who constituted the board of directors of the Borrower at the beginning of such period.

                           (b) subsequent to the Reorganization, any of the
                  following events: (i) the Parent fails to own 100% of the Voting Stock of the Borrower, (ii) other than as a result of the share repurchases permitted pursuant to Sections 7.10(e) and 8.8(iii), any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) has become, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of 35% or more of the voting power of the Voting Stock of the Parent on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Parent (whether or not such securities are then currently convertible or exercisable), or (iii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the board of directors of the Parent cease for any reason to constitute a majority of the directors of the Parent then in office unless such new directors were elected by the directors of the Parent who constituted the board of directors of the Parent at the beginning of such period.

                  (d) The definition of "EBIT" in Section 1.1 of the Credit Agreement is amended by adding the following clauses at the end of such definition:

                           ,(vi) cash charges incurred during the fourth fiscal
                  quarter of 1997 not to exceed $126 million in the aggregate and (vii) noncash charges incurred during the fourth fiscal quarter of 1997 not to exceed $338 million in the aggregate.

                  (e) The definition of "Fixed Charge Coverage Ratio" in Section
         1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Fixed Charge Coverage Ratio" means the ratio of (a)
                  EBITDA minus Capital Expenditures to (b) Interest Expense plus Scheduled Funded Debt Payments plus, subsequent to the Reorganization, dividends paid on preferred stock of the Borrower.

                  (f) Clause (o) of the definition of Permitted Investments in
         Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

                           (o) other Investments not to exceed, in the
                  aggregate, $25,000,000 at any one time outstanding.

         2. Information Covenants. Subsequent to the Reorganization, all references to the "Borrower" in Sections 7.1(a), 7.1(b) and 7.1(e) of the Credit Agreement shall instead be references to the "Parent".

         3. Financial Covenants. Section 7.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  As of the end of each fiscal quarter set forth below, the Leverage Ratio, Interest Coverage Ratio and Fixed Charge Coverage Ratio shall satisfy the following minimum and maximum requirements:

                                                                                                             Minimum Fixed
                                                                      Minimum Interest                      Charge Coverage
                                                                       Coverage Ratio                            Ratio
                                             Maximum                  (for the twelve-month              (for the twelve-month
         Fiscal Quarter Ending:          Leverage Ratio          period ending on such date)          period ending on such date)
         ----------------------          --------------          ---------------------------          ---------------------------

        September 30, 1997                 4.0 to 1.0                    1.75 to 1.0                          2.0 to 1.0
        December 31, 1997                  4.5 to 1.0                    1.50 to 1.0                          2.0 to 1.0
        March 31, 1998                     5.5 to 1.0                    1.25 to 1.0                          2.0 to 1.0
        June 30, 1998                      5.0 to 1.0                    1.50 to 1.0                          2.0 to 1.0
        September 30, 1998                 4.0 to 1.0                    2.00 to 1.0                          2.0 to 1.0
        December 31, 1998                  3.5 to 1.0                    2.50 to 1.0                          2.25 to 1.0
        March 31, 1999                     3.5 to 1.0                    3.0 to 1.0                           2.25 to 1.0
        June 30, 1999                      3.5 to 1.0                    3.0 to 1.0                           2.25 to 1.0
        September 30, 1999                 3.25 to 1.0                   3.0 to 1.0                           2.25 to 1.0
        December 31, 1999                  3.25 to 1.0                   3.0 to 1.0                           2.25 to 1.0
        March 31, 2000                     3.25 to 1.0                   3.0 to 1.0                           2.25 to 1.0
        June 30, 2000                      3.25 to 1.0                   3.0 to 1.0                           2.25 to 1.0
        September 30, 2000                 3.0 to 1.0                    3.0 to 1.0                           2.25 to 1.0
        December 31, 2000                  3.0 to 1.0                    3.0 to 1.0                           2.25 to 1.0
        and thereafter

         4. Use of Proceeds. Clause (a) of Section 7.10 of the Credit Agreement is amended and restated in its entirety as follows:

                  (a) (i) to refinance existing Indebtedness owing under the Existing Credit Agreement and at maturity other existing Indebtedness described on Schedule 6.10, (ii) to repurchase up to $105 million of the Senior Notes issued by Fruit of the Loom Canada, Inc. due August 19, 2008 and (iii) to the extent new public notes are issued in replacement thereof, to repurchase up to $250 million of the 7.875% Senior Notes issued by the Borrower due October 15, 1999.

         5. Restricted Payments. Section 8.8 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  No Credit Party will, nor will it permit its Subsidiaries to, directly or indirectly, do the following (collectively, "Restricted Payments") (a) declare or pay any dividends or make any other distribution upon any shares of its capital stock of any class or (b) purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its capital stock of any class or any warrants or options to purchase any such shares; provided that (i) any Subsidiary of the Borrower may pay dividends to its parent, (ii) subsequent to the Reorganization, the Borrower may pay dividends on its preferred stock in an amount not to exceed, in the aggregate, $15 million per year, and (iii) as long as
         (A) no Event of Default exists or is caused as a result thereof, (B) after giving effect thereto, the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.2, and (C) after giving effect thereto the Leverage Ratio, on a pro forma basis, will be less than or equal to 3.5 to 1.0, the Borrower or any of its Subsidiaries may make Restricted Payments in an aggregate amount for all such Persons not to exceed (x) from the Closing Date until December 31, 1998, $300 million, (y) from the Closing Date until September 30, 1999, $350 million, and (z) from the Closing Date until the Revolving-A Loan Maturity Date, $400 million. It is understood and agreed that the Borrower may pay dividends within 60 days after the date of declaration thereof if at such date of declaration such dividend would have otherwise complied with this Section 8.8

         6. Consent to Reorganization. Subject to the conditions set forth below, the Lenders consent to the Reorganization (including any amendment to articles of incorporation or other formation documents and any intercompany transactions in the ordinary course, in each case consistent with the terms of the Reorganization):

                  (a) The Reorganization occurs on or before December 31, 1998.

                  (b) The Reorganization occurs on terms substantially identical to those set forth in the Form S-4 filed by the Parent with the Securities and Exchange Commission on February 10, 1998.

                  (c) Simultaneously with the Reorganization, the Parent (i) unconditionally guarantees the Credit Party Obligations on terms reasonably acceptable to the Administrative Agent and (ii) executes a Pledge Agreement on similar terms (including its periods of effectiveness) to the Pledge Agreement executed by the Credit Parties on the Closing Date.

                  (d) Simultaneously with the Reorganization, the Credit Parties (including the Parent) provide to the Lenders such authority documents and opinions, including foreign counsel opinions, as reasonably requested by the Administrative Agent and comply with the terms of
         Section 8.4 of the Credit Agreement as appropriate.

                  (e) Simultaneous with the Reorganization, the Credit Parties provide updated schedules to the Credit Agreement, including, without limitation Schedules 6.15 and 6.21, as appropriate.

         7. Pricing. Notwithstanding anything in the Credit Agreement to the contrary, the Applicable Percentage for Loans, the Letter of Credit Fees and the Facility Fees shall be based on Pricing Level IV (as set forth in the definition of Applicable Percentage), from the date of this Amendment until the Unsecured Senior Debt Rating has been changed or reaffirmed by S&P, and thereafter the Pricing Level shall be determined by the then current Leverage Ratio or Unsecured Senior Debt Rating, as applicable.

         8. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following:

                  (a) copies of this Amendment duly executed by the Credit Parties and the Lenders.

                  (b) certified copies of resolutions or authorization of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof.

                  (c) an opinion or opinions from counsel to the Credit Parties, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

                  (d) the payment of an amendment fee to each Lender who executes this Amendment of .125% of its total Commitment and the payment of such other fees as agreed to between the Borrower and the Administrative Agent.

         9. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         10. Authority/Enforceability. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         11. No Default. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in
Section 6 of the Credit Agreement are true and correct as of the date hereof and
(b) no event has occurred and is continuing which constitutes a Default or an Event of Default except as is being cured by the execution and delivery of this Amendment.

         12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.











                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
---------
                                  FRUIT OF THE LOOM, INC.,
                                  a Delaware corporation

                                  By:
                                     ------------------------------------------
                                  Name:  Brian J. Hanigan
                                  Title:  Vice President and Treasurer


GUARANTORS:
-----------


                                  UNION UNDERWEAR COMPANY, INC.,
                                  a New York corporation


                                  ALICEVILLE COTTON MILL, INC.,
                                  an Alabama corporation


                                  THE B.V.D. LICENSING CORPORATION,
                                  a Delaware corporation


                                  FAYETTE COTTON MILL, INC.,
                                  an Alabama corporation


                                  FOL CARIBBEAN CORPORATION,
                                  a Delaware corporation


                                  FRUIT OF THE LOOM ARKANSAS, INC.,
                                  an Arkansas corporation


                                  FRUIT OF THE LOOM CARIBBEAN, INC.,
                                  a Delaware corporation


                                  FRUIT OF THE LOOM, INC.,
                                  a New York corporation

                                  FRUIT OF THE LOOM TEXAS, INC.,
                                  a Texas corporation


                                  FTL SALES COMPANY, INC.,
                                  a New York corporation


                                  GITANO FASHIONS LIMITED,
                                  a Delaware corporation


                                  GREENVILLE MANUFACTURING, INC.,
                                  a Mississippi corporation


                                  JET SEW TECHNOLOGIES, INC.,
                                  a New York corporation


                                  MARTIN MILLS, INC.,
                                  a Louisiana corporation


                                  PRO PLAYER, INC.,
                                  a New York corporation


                                  RABUN APPAREL, INC.,
                                  a Georgia corporation


                                  RUSSELL HOSIERY MILLS, INC.,
                                  a North Carolina corporation


                                  SALEM SPORTSWEAR CORPORATION,
                                  a Delaware corporation


                                  SHERMAN WAREHOUSE CORPORATION,
                                  a Mississippi corporation


                                  UNION SALES, INC.,
                                  a Delaware corporation

                                  UNION YARN MILLS, INC.,
                                  an Alabama corporation

                                  WHITMIRE MANUFACTURING, INC.,
                                  a South Carolina corporation


                                  WINFIELD COTTON MILL, INC.,
                                  an Alabama corporation


                                  FTL REGIONAL SALES COMPANY, INC.,
                                  a Delaware corporation


                                  LEESBURG YARN MILLS, INC.,
                                  an Alabama corporation


                                  SALEM SPORTSWEAR, INC.,
                                  a New Hampshire corporation


                                  FRUIT OF THE LOOM TRADING COMPANY,
                                  a Delaware corporation


                                  DEKALB KNITTING CORPORATION,
                                  an Alabama corporation


                                  By:
                                     -----------------------------------------
                                  Name:  Brian J. Hanigan
                                  Title:  Vice President and a Financial Officer
                                         of each of the foregoing entities
                                         identified as a Guarantor

LENDERS:
--------


                              NATIONSBANK, N.A.,
                              individually in its capacity as a Lender and in its capacity as Administrative
                              Agent and Collateral Agent


                              By:
                                 -------------------------------------
                              Name:  Lisa S. Donoghue
                              Title:  Vice President

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998


                                            BANKERS TRUST COMPANY


                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            THE BANK OF NEW YORK

                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            THE BANK OF NOVA SCOTIA


                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            THE CHASE MANHATTAN BANK





                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998


                                            ABN AMRO BANK N.V.



                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            BANK AUSTRIA AG, NEW YORK BRANCH





                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            BANK OF AMERICA NT & SA




                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            CREDIT AGRICOLE INDOSEUZ





                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------



                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            CREDIT LYONNAIS CHICAGO BRANCH




                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998


                                            CREDIT SUISSE FIRST BOSTON




                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            THE FIRST NATIONAL BANK OF CHICAGO






                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            THE FUJI BANK, LIMITED






                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            GULF INTERNATIONAL BANK B.S.C.






                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998


                                            HIBERNIA NATIONAL BANK






                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                  CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED





                                        By:
                                            ---------------------------
                                        Name:
                                              -------------------------
                                        Title:
                                               ------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                    By:
                                        ---------------------------
                                    Name:
                                          -------------------------
                                    Title:
                                          -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            THE NORTHERN TRUST COMPANY






                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            CO_PERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A. "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH








                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            SOCIETE GENERALE




                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            TORONTO DOMINION (TEXAS), INC.




                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                            UNION BANK OF CALIFORNIA, N.A.






                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

             SIGNATURE PAGE TO FIRST AMENDMENT TO FRUIT OF THE LOOM
                   CREDIT AGREEMENT DATED AS OF MARCH 26, 1998

                                          THE ASAHI BANK, LTD., NEW YORK BRANCH






                                            By:
                                                ---------------------------
                                            Name:
                                                  -------------------------
                                            Title:
                                                  -------------------------

                    SECOND AMENDMENT TO THE CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is entered into as of July 2, 1998 among FRUIT OF THE LOOM, INC., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of September 19, 1997, whereby the Lenders provided to the Borrower a $900 million credit facility (as amended by that certain First Amendment to the Credit Agreement dated as of March 26, 1998 and as further amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders agree to amend the terms of the Credit Agreement to, among other things, permit the sharing of Collateral with certain other creditors of the Borrower;

         WHEREAS, the Required Lenders have agreed to amend certain terms of the Credit Agreement as more fully set forth below:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1.       Definitions.

                  (a) The definition of "Applicable Percentage" set forth in
         Section 1.1 of the Credit Agreement is amended by amending and restating in its entirety Pricing Level IV of the pricing grid set forth in such definition to read as follows:


                                   Applicable      Applicable                              Applicable
                                   Percentage     Percentage                   Applicable  Percentage   Applicable    Applicable
                      Unsecured       for             for         Applicable   Percentage     for       Percentage    Percentage
                        Senior     Revolving-A     Revolving-B    Percentage   for Letter  Revolving-A     for           for
Pricing   Leverage       Debt      Eurocurrency   Eurocurrency     for Term     of Credit   Facility   Revolving-B     Base Rate
 Level      Ratio       Rating        Loans          Loans           Loans       Fees         Fees     Facility Fees    Loans
-------   --------    ---------    ------------   ------------    ----------   ----------  ----------- -------------   ----------
 IV      >= 2.5 to    >= BB+ from       .625%           .675%           .825%       .625%         .20%        .15%           0%
         1.0 but <    S&P or Ba1
         3.25 to 1.0  from S&P or
                      Moody's but
                      < BBB- from
                      S&P or Baa3
                      from Moody's

                  (b) A new definition is added to Section 1.1 of the Credit Agreement to read as follows:

                           "Noteholders" means the holders of the Indebtedness
                  evidenced by the Senior Note Indentures.

                  (c) The definition of "Permitted Liens" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Permitted Liens" means (a) Liens securing Credit
                  Party Obligations, (b) Liens for taxes not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale, collection, levy or loss on account thereof), (c) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's, carrier's, landlords' and other nonconsensual statutory Liens which are not yet due and payable or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), (d) pledges or deposits made in the ordinary course of business to secure payment of workers' compensation insurance, unemployment insurance, pensions or social security programs,
                  (e) Liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money), (f) Liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds, (g) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes, (h) judgment Liens that would not constitute an Event of Default, (i) liens in connection with Indebtedness permitted by Section 8.1(f),(j) Liens arising by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights as to deposit accounts or other funds maintained with a creditor depository institution, (k) Liens on Receivables Facility Assets transferred (i) to a Receivables Subsidiary or (ii) by a Receivables Subsidiary to the purchaser of such receivables (and the filing of financing statements in connection therewith), (l) Liens existing on the Closing Date and identified on Schedule 8.2 and any renewals and extensions thereof or amendments thereto not otherwise prohibited by the provisions of this definition; provided that no such Lien shall extend to any property other than the property subject thereto on the Closing Date and any additions thereto in the ordinary course of business (so long as the amount of Indebtedness secured thereby is not increased other than as permitted hereunder), (m) pro rata Liens in favor of the Noteholders as set forth in the terms of any Pledge Agreement executed and delivered by the Credit Parties to the Collateral Agent, for the benefit of the

                  Lenders and the Noteholders and (n) Liens not described in clauses (a) through (m) above; provided, however, that the aggregate amount of Indebtedness secured by Liens permitted under this clause (n), when added (without duplication) to (i) the aggregate amount of Indebtedness then outstanding and permitted under Section 8.1(1) and (ii) the aggregate amount of sale leaseback transactions then outstanding and permitted under Section 8.6, shall not exceed 10% of Consolidated Net Tangible Assets (it being understood that the calculation of each such aggregate amount will not include Indebtedness outstanding and permitted under Section 8.1(a)-(k), including Indebtedness listed on Schedule 6.10 and refinancings thereof permitted pursuant to Section 8.1(c)).

                  (d) The definition of "Pledge Agreements" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Pledge Agreements" means any Pledge Agreement (or
                  any amended and restated pledge agreement) executed and delivered by the Credit Parties either (a) in favor of the Collateral Agent, for the benefit of the Lenders and some or all of the Noteholders, to secure the obligations under the Credit Documents and the Senior Note Indentures or (b) in favor of the Collateral Agent, for the benefit of the Lenders, to secure the obligations under the Credit Documents, as such Pledge Agreements may be amended, modified, extended, renewed or replaced from time to time; provided that it is understood that the Pledge Agreements will be effective only during a Collateral Period.

                  (e) A new definition is added to Section 1.1 of the Credit Agreement to read as follows:

                           "Senior Note Indentures" means (a) that certain
                  Indenture dated March 15, 1981 evidencing 7% Debentures issued by Northwest Industries, Inc. (predecessor in interest to the Borrower) due March 15, 2011 in the original face amount of $125,000,000, (b) that certain Indenture dated November 30, 1993 evidencing 6 1/2% Notes due 2003 issued by the Borrower in the original face amount of $150,000,000 and (c) that certain Indenture dated November 30, 1993 evidencing 7 3/8% Debentures due 2023 issued by the Borrower in the original face amount of $150,000,000.

                  (f) The definition of "Unsecured Senior Debt Rating" in
         Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Unsecured Senior Debt Rating" means the debt rating provided by S&P and/or Moody's with respect to the unsecured public senior long term debt of the Borrower.

                  (g) A new definition is added to Section 1.1 of the Credit Agreement to read as follows:

                           "Year 2000 Problem" means any risk that any computer
                  hardware, software or other equipment used by a Credit Party or any of its Subsidiaries (or by any of its suppliers, vendors or customers that is material to its business) will not function as effectively and reliably with respect to recognition of dates and times on and after January 1, 2000 as it does prior to January 1, 2000, to the extent such risk would cause or be reasonably expected to cause a Material Adverse Effect.

         2.       Year 2000 Compliance.

                  (a) A new Section 6.25 is added to the Credit Agreement to read as follows:

                                    Each Credit Party has (a) reviewed and
                           assessed all areas within its and each of its Subsidiaries' businesses and operation (including those affected by suppliers, vendors and customers) that reasonably would be expected to be adversely affected by the Year 2000 Problem, (b) developed a plan and timeline, as necessary, to address the Year 2000 Problem and (c) implemented such plan in accordance with its timetable. Each Credit Party reasonably believes that the Year 2000 Problem has been appropriately addressed by it and the Year 2000 Problem will not exist with respect to it or any of its Subsidiaries on or after January 1, 2000.

                  (b) Section 7.1 of the Credit Agreement is amended by adding a new subsection (j) to read as follows:

                                    (j) Year 2000 Information. Upon the written
                           request of the Administrative Agent, such information, assurances and documentation (including, but not limited to, the results of internal and external audit reports prepared in connection therewith) reasonably acceptable to the Administrative Agent that the Credit Parties and their Subsidiaries will not have a Year 2000 Problem on or after January 1, 2000.

         3. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following:

                  (a) copies of this Amendment duly executed by the Credit Parties and the Required Lenders.

                  (b) certified copies of resolutions or authorization of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof.

                  (c) an opinion or opinions from counsel to the Credit Parties, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

                  (d) an amended and restated Pledge Agreement (or Pledge Agreements, as appropriate) duly executed by the Credit Parties, in form and substance acceptable to the Required Lenders.

         4. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         5. Authority/Enforceability. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         6. No Default. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in
Section 6 of the Credit Agreement are true and correct as of the date hereof and
(b) no event has occurred and is continuing which constitutes a Default or an Event of Default except as is being cured by the execution and delivery of this Amendment.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
                                            FRUIT OF THE LOOM, INC.,
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:  Brian J. Hanigan
                                            Title: Vice President and Treasurer


GUARANTORS:


                                            UNION UNDERWEAR COMPANY, INC.,
                                            a New York corporation


                                            ALICEVILLE COTTON MILL, INC.,
                                            an Alabama corporation


                                            THE B.V.D. LICENSING CORPORATION,
                                            a Delaware corporation


                                            FAYETTE COTTON MILL, INC.,
                                            an Alabama corporation


                                            FOL CARIBBEAN CORPORATION,
                                            a Delaware corporation


                                            FRUIT OF THE LOOM ARKANSAS, INC.,
                                            an Arkansas corporation


                                            FRUIT OF THE LOOM CARIBBEAN, INC.,
                                            a Delaware corporation


                                            FRUIT OF THE LOOM, INC.,
                                            a New York corporation

                                            FRUIT OF THE LOOM TEXAS, INC.,
                                            a Texas corporation



                                            FTL SALES COMPANY, INC.,
                                            a New York corporation


                                            GITANO FASHIONS LIMITED,
                                            a Delaware corporation


                                            GREENVILLE MANUFACTURING, INC.,
                                            a Mississippi corporation


                                            JET SEW TECHNOLOGIES, INC.,
                                            a New York corporation


                                            MARTIN MILLS, INC.,
                                            a Louisiana corporation


                                            PRO PLAYER, INC.,
                                            a New York corporation


                                            RABUN APPAREL, INC.,
                                            a Georgia corporation


                                            RUSSELL HOSIERY MILLS, INC.,
                                            a North Carolina corporation


                                            SALEM SPORTSWEAR CORPORATION,
                                            a Delaware corporation


                                            SHERMAN WAREHOUSE CORPORATION,
                                            a Mississippi corporation


                                            UNION SALES, INC.,
                                            a Delaware corporation


                                            UNION YARN MILLS, INC.,
                                            an Alabama corporation

                                            WHITMIRE MANUFACTURING, INC.,
                                            a South Carolina corporation


                                            WINFIELD COTTON MILL, INC.,
                                            an Alabama corporation


                                            FTL REGIONAL SALES COMPANY, INC.,
                                            a Delaware corporation


                                            LEESBURG YARN MILLS, INC.,
                                            an Alabama corporation


                                            SALEM SPORTSWEAR, INC.,
                                            a New Hampshire corporation


                                            FRUIT OF THE LOOM TRADING COMPANY,
                                            a Delaware corporation


                                            DEKALB KNITTING CORPORATION,
                                            an Alabama corporation


                                            By:
                                               ---------------------------------
                                            Name:  Brian J. Hanigan
                                            Title: Vice President and a
                                                   Financial Officer of each of
                                                   the foregoing entities
                                                   identified as a Guarantor

LENDERS:


                                             NATIONSBANK, N.A.,
                                             individually in its capacity as a
                                             Lender and in its capacity as
                                             Administrative Agent and Collateral
                                             Agent


                                            By:
                                               ---------------------------------
                                            Name:  Lisa S. Donoghue
                                            Title:  Senior Vice President

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998


                              BANKERS TRUST COMPANY


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title
                                   -------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                                      THE BANK OF NEW YORK


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title
                                   -------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                             THE BANK OF NOVA SCOTIA


                             By:
                                ---------------------------------
                             Name:
                                  -------------------------------
                             Title
                                  -------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                            THE CHASE MANHATTAN BANK


                            By:
                               ---------------------------------
                            Name:
                                 -------------------------------
                            Title
                                 -------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998


                              ABN AMRO BANK N.V.


                              By:
                                  ---------------------------------
                              Name:
                                   --------------------------------
                              Title
                                     -------------------------------



                              By:
                                  ---------------------------------
                              Name:
                                   --------------------------------
                              Title
                                     -------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                                     BANK AUSTRIA AG, NEW YORK BRANCH

                                     By:
                                         ------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                             BANK OF AMERICA NT & SA


                             By:
                                ----------------------------------
                             Name:
                                  --------------------------------
                             Title
                                    -------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                                    CREDIT AGRICOLE INDOSEUZ


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title
                                          -------------------------------


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                              CREDIT LYONNAIS CHICAGO BRANCH



                              By:
                                  -------------------------------------
                              Name:
                                    -----------------------------------
                              Title:
                                     -----------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998


                                  CREDIT SUISSE FIRST BOSTON


                                  By:
                                     --------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                                    THE FIRST NATIONAL BANK OF CHICAGO




                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                             THE FUJI BANK, LIMITED


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                             GULF INTERNATIONAL BANK B.S.C.


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998


                             HIBERNIA NATIONAL BANK


                             By:
                                --------------------------------------
                             Name:
                                  ------------------------------------
                             Title:
                                   -----------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                      THE INDUSTRIAL BANK OF JAPAN, LIMITED

                      By:
                         --------------------------------------
                      Name:
                           ------------------------------------
                      Title:
                            -----------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                    By:
                       --------------------------------------
                    Name:
                         ------------------------------------
                    Title:
                           -----------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                           THE NORTHERN TRUST COMPANY


                           By:
                              ---------------------------------------
                           Name:
                                -------------------------------------
                           Title:
                                 ------------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                        CO_PERATIEVE CENTRALE RAIFFEISEN-
                        BOERENLEENBANK B.A. "RABOBANK
                        NEDERLAND", NEW YORK BRANCH


                           By:
                              ---------------------------------------
                           Name:
                                -------------------------------------
                           Title:
                                 ------------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                                SOCIETE GENERALE



                                By:
                                   ---------------------------------------
                                Name:
                                     -------------------------------------
                                Title:
                                      ------------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                              TORONTO DOMINION (TEXAS), INC.


                              By:
                                 ---------------------------------------
                              Name:
                                   -------------------------------------
                              Title:
                                    ------------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

             SIGNATURE PAGE TO SECOND AMENDMENT TO FRUIT OF THE LOOM
                    CREDIT AGREEMENT DATED AS OF JULY 2, 1998

                                      THE ASAHI BANK, LTD., NEW YORK BRANCH


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                   THIRD AMENDMENT TO THE CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is entered into as of December 31, 1998 among FRUIT OF THE LOOM, INC., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                 R E C I T A L S

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of September 19, 1997 (as amended by that certain First Amendment to the Credit Agreement dated as of March 26, 1998 (the "First Amendment"), that certain Second Amendment to the Credit Agreement dated as of July 2, 1998 and as further amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders agree to amend certain terms of the Credit Agreement;

         WHEREAS, the Required Lenders have agreed to such amendments to the Credit Agreement as more fully set forth below:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                A G R E E M E N T



         1. Euro Conversion. A new Section 3.17 is added to the Credit Agreement to read as follows:


                  3.17. Euro Conversion

                           (a) If, as a result of the implementation of the
                  European economic and monetary union ("EMU"), (i) any currency available for borrowing under this Credit Agreement (a "national currency") ceases to be lawful currency of the state issuing the same and is replaced by a European single or common currency (the "Euro") or (ii) any national currency and the Euro are at the same time both recognized by the central bank or comparable governmental authority of the state issuing such currency as lawful currency of such state, then any amount payable hereunder by any party hereto in such national currency (including, without limitation, any Loan to be made under this Credit Agreement) shall instead be payable in the Euro and the amount so payable shall be determined by redenominating or converting such amount into the Euro at the exchange rate officially fixed by the European Central Bank for the purpose of implementing the EMU; provided, that to the extent any EMU legislation provides that an amount denominated either in the Euro or in the applicable national currency can be paid either in Euros or in the applicable national currency, each Credit Party shall be entitled to pay or repay such amount in Euros or in the applicable national currency. Prior to the occurrence of the event or events described in clause (i) or
                  (ii) of the preceding sentence, each amount payable hereunder in any such national currency will, except as otherwise provided herein, continue to be payable only in that national currency.

                           (b) The Borrower shall, from time to time, at the
                  request of the Administrative Agent, pay to the Administrative Agent for the account of each Lender the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Lender or any holding company of such Lender as a result of the introduction of, changeover to or operation of the Euro in any applicable state.

                           (c) In addition, this Credit Agreement (including,
                  without limitation, the definition of London Interbank Offered
                  Rate) will be amended to the extent determined by the Administrative Agent (acting reasonably and in consultation with the Borrower) to be necessary to reflect such implementation of the EMU and change in currency and to put the Lenders and the Borrower in the same position, so far as possible, that they would have been in if such implementation and change in currency had not occurred. Except as provided in the foregoing provisions of this Section 3.17, no such implementation or change in currency nor any economic consequences resulting therefrom shall (i) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Credit Agreement or (ii) discharge, excuse or otherwise affect the performance of any obligations of any Credit Party under this Credit Agreement, the Notes or any of the other Credit Documents.

         2. Sections 3.15 and 3.16. Each of Section 3.15 and Section 3.16 of the Credit Agreement is amended to add the words "or 3.17" after the word "3.14" in the second line of each of those Sections.

         3. Reorganization. Pursuant to the First Amendment, the Lenders consented to the Reorganization if, among other things, the Reorganization occurred on or before December 31, 1998 and the Reorganization occurred on terms substantially identical to those set forth in the

Form S-4 filed by the Parent with the Securities and Exchange Commission on February 10, 1998. Subject to the other conditions set forth in paragraph 6 of the First Amendment, the Lenders reaffirm their consent to the Reorganization if
(a) the Reorganization occurs on or before December 31, 1999 and (b) the Reorganization occurs on terms substantially identical to those set forth in the Amended and Restated Form S-4 filed by the Parent with the Securities and Exchange Commission on September 16, 1998.

         4. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following:

                  (a) copies of this Amendment duly executed by the Credit Parties and the Required Lenders.

                  (b) certified copies of resolutions or authorization of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof.

                  (c) an opinion or opinions from counsel to the Credit Parties, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

         5. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         6. Authority/Enforceability. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         7. No Default. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in
Section 6 of the Credit Agreement are true and correct as of the date hereof and
(b) no event has occurred and is continuing which constitutes a Default or an Event of Default except as is being cured by the execution and delivery of this Amendment.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
---------
                                  FRUIT OF THE LOOM, INC.,
                                  a Delaware corporation

                                  By:
                                     ----------------------------------------
                                  Name:  Brian J. Hanigan
                                  Title:  Vice President and Treasurer


GUARANTORS:
-----------


                                  UNION UNDERWEAR COMPANY, INC.,
                                  a New York corporation


                                  ALICEVILLE COTTON MILL, INC.,
                                  an Alabama corporation


                                  THE B.V.D. LICENSING CORPORATION,
                                  a Delaware corporation


                                  FAYETTE COTTON MILL, INC.,
                                  an Alabama corporation


                                  FOL CARIBBEAN CORPORATION,
                                  a Delaware corporation


                                  FRUIT OF THE LOOM ARKANSAS, INC.,
                                  an Arkansas corporation


                                  FRUIT OF THE LOOM CARIBBEAN, INC.,
                                  a Delaware corporation


                                  FRUIT OF THE LOOM, INC.,
                                  a New York corporation

                                  FRUIT OF THE LOOM TEXAS, INC.,
                                  a Texas corporation


                                  FTL SALES COMPANY, INC.,
                                  a New York corporation


                                  GITANO FASHIONS LIMITED,
                                  a Delaware corporation


                                  GREENVILLE MANUFACTURING, INC.,
                                  a Mississippi corporation


                                  JET SEW TECHNOLOGIES, INC.,
                                  a New York corporation


                                  MARTIN MILLS, INC.,
                                  a Louisiana corporation


                                  PRO PLAYER, INC.,
                                  a New York corporation


                                  RABUN APPAREL, INC.,
                                  a Georgia corporation


                                  RUSSELL HOSIERY MILLS, INC.,
                                  a North Carolina corporation


                                  SALEM SPORTSWEAR CORPORATION,
                                  a Delaware corporation


                                  SHERMAN WAREHOUSE CORPORATION,
                                  a Mississippi corporation

                                  UNION SALES, INC.,
                                  a Delaware corporation


                                  UNION YARN MILLS, INC.,
                                  an Alabama corporation

                                  WHITMIRE MANUFACTURING, INC.,
                                  a South Carolina corporation


                                  WINFIELD COTTON MILL, INC.,
                                  an Alabama corporation


                                  FTL REGIONAL SALES COMPANY, INC.,
                                  a Delaware corporation


                                  LEESBURG YARN MILLS, INC.,
                                  an Alabama corporation


                                  SALEM SPORTSWEAR, INC.,
                                  a New Hampshire corporation


                                  FRUIT OF THE LOOM TRADING COMPANY,
                                  a Delaware corporation


                                  DEKALB KNITTING CORPORATION,
                                  an Alabama corporation


                                  By:
                                      -----------------------------------------
                                  Name:  Brian J. Hanigan
                                  Title:  Vice President and a Financial Officer
                                         of each of the foregoing entities
                                         identified as a Guarantor

LENDERS:
--------


                                  NATIONSBANK, N.A.,
                                  individually in its capacity as a Lender and in its capacity as Administrative Agent and Collateral Agent


                                  By:
                                     ----------------------------------------
                                  Name:  Lisa S. Donoghue
                                  Title:  Senior Vice President

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998


                                            BANKERS TRUST COMPANY


                                            By:
                                            Name:
                                            Title:

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            THE BANK OF NEW YORK


                                            By:
                                            Name:
                                            Title:

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998


                                            THE BANK OF NOVA SCOTIA


                                            By:
                                            Name:
                                            Title:

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998


                                            THE CHASE MANHATTAN BANK


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998


                                            ABN AMRO BANK N.V.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            BANK AUSTRIA AG, NEW YORK BRANCH




                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            BANK OF AMERICA NT & SA





                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            CREDIT AGRICOLE INDOSEUZ





                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            CREDIT LYONNAIS CHICAGO BRANCH


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            CREDIT SUISSE FIRST BOSTON


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            THE FUJI BANK, LIMITED


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            GULF INTERNATIONAL BANK B.S.C.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            HIBERNIA NATIONAL BANK


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            THE NORTHERN TRUST COMPANY



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            CO_PERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A. "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            SOCIETE GENERALE


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            TORONTO DOMINION (TEXAS), INC.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

             SIGNATURE PAGE TO THIRD AMENDMENT TO FRUIT OF THE LOOM
                 CREDIT AGREEMENT DATED AS OF DECEMBER 31, 1998

                                         THE ASAHI BANK, LTD., NEW YORK BRANCH


                                         By:
                                            --------------------------------
                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------

                    FOURTH AMENDMENT TO THE CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is entered into as of March 10, 1999 among FRUIT OF THE LOOM, INC., a Delaware corporation (the "Borrower"), Fruit of the Loom, Ltd., a Cayman Islands company (the "Parent") and certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto and NATIONSBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                 R E C I T A L S

         WHEREAS, the Borrower, the Guarantors (other than the Parent), the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of September 19, 1997 (as amended by that certain First Amendment to the Credit Agreement dated as of March 26, 1998, that certain Second Amendment to the Credit Agreement dated as of July 2, 1998, that certain Third Amendment to the Credit Agreement dated as of December 31, 1998 and as further amended or modified from time to time, the "Credit Agreement");

         WHEREAS, by execution of a joinder agreement dated as of the date hereof, the Parent has been added as a Guarantor and Credit Party to the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders agree to amend certain terms of the Credit Agreement;

         WHEREAS, the Required Lenders have agreed to such amendments to the Credit Agreement as more fully set forth below:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                A G R E E M E N T


         1.       Definitions.

                  (a) New Definitions. The following definitions are added to
Section 1.1 of the Credit Agreement, in the appropriate alphabetical order, to read as follows:

                  "Bond Pledge Agreement" means that certain Bond Pledge Agreement (as amended, modified, extended, renewed or restated from time to time) executed and delivered by the Credit Parties in favor of the Collateral Agent for the benefit of the Lenders, the Noteholders and the Farley Creditors.

                  "Bridge Facility" means that certain Indebtedness, if any, incurred by the Borrower, in an aggregate amount up to $250 million, to repurchase the 7.875% Senior Notes due October 15, 1999.

                  "Farley Creditors" means the holders of that certain Indebtedness, in an aggregate amount up to $65 million, to William Farley that is unconditionally guaranteed in full by the Borrower and its Material Domestic Subsidiaries.

                  "Security Agreement" means that certain Security Agreement (as amended, modified, extended, renewed or restated from time to time) executed and delivered by the Credit Parties in favor of the Collateral Agent for the benefit of the Lenders, the Noteholders and the Farley Creditors; provided that it is understood that the Security Agreement will only be effective subsequent to any date that the Unsecured Senior Debt Rating is BB- or worse from S&P and Ba3 or worse from Moody's, as more fully described in the Security Agreement.

                  (b) Applicable Percentage. The pricing grid set forth in the definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:




                                Applicable                 Applicable   Applicable
                               Percentage for  Applicable  Percentage   Percentage    Applicable
                    Unsecured   Revolving-A   Percentage   for Letter for Revolving-A Percentage
Pricing   Leverage   Senior     Eurocurrency   for Term     of Credit   for Facility   Base Rate
 Level    Ratio      Debt         Loans          Loans       Fees         Fees          Loans
                     Rating
   I      N/A        => BBB+         .675%        .875%       .675%        .20%          0%
                     from S&P
                     or Baa1
                     from
                     Moody's

  II      N/A        => BBB          .775%        1.00%       .775%       .225%          0%
                     from S&P
                     or Baa2
                     from
                     Moody's
                     but <
                     BBB+ from
                     S&P or
                     Baa1 from
                     Moody's

  III     => 2.0     => BBB-         1.00%        1.25%       1.00%        .25%          0%
          to 1.0     from S&P
          but  <     or Baa3
          2.5 to     from
          1.0        Moody's
                     but < BBB
                     from S&P
                     or Baa2
                     from
                     Moody's

  IV      => 2.5     => BB+         1.125%        1.50%       1.125%      .375%          0%
          to 1.0     from S&P
          but <      or Ba1
          3.25 to    from
          1.0        Moody's
                     but <
                     BBB- from
                     S&P or
                     Baa3 from
                     Moody's

   V      => 3.25    => BB          1.375%        1.75%       1.375%      .375%         .25%
          to 1.0     from S&P
          but <      or Ba2
          4.0 to     from
          1.0        Moody's
                     but < BB+
                     from S&P
                     or Ba1
                     from
                     Moody's

  VI      => 4.0     <= BB-          1.50%        2.00%       1.50%        .50%         .50%
          to 1.0     from S&P
                     or Ba3
                     from
                      Moody's


                  (c) The definition of "Collateral Documents" set forth in
         Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           Collateral Documents means the Pledge Agreements, the
                  Bond Pledge Agreement, the Security Agreement and such other documents executed and delivered in connection with the attachment and perfection of the Lenders' security interest in the Collateral, including, without limitation, UCC financing statements; provided, however, it is understood that certain Collateral Documents will only be effective as set forth in the terms thereof.

                  (d) Interest Expense. The definition of "Interest Expense" set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Interest Expense" means, for any period, with
                  respect to the Credit Parties and their Subsidiaries on a consolidated basis, all net interest expense (defined as interest expense less interest income), including the interest component under Capital Leases, as determined in accordance with GAAP.

                  (e) Permitted Liens. Clause (n) set forth in the definition of "Permitted Liens" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (n) Liens in connection with Indebtedness permitted by Section 8.1(l)

                  (f) The definition of "Pledge Agreements" in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Pledge Agreements" means any Pledge Agreement (or
                  any amended and restated pledge agreement) executed and delivered by the Credit Parties in favor of the Collateral Agent, for the benefit of the Lenders, some or all of the Noteholders and the Farley Creditors; provided that it is understood that the Pledge Agreements will be effective only during a Collateral Period.

         2. Financial Covenants. Section 7.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  As of the end of each fiscal quarter set forth below, the Leverage Ratio, Interest Coverage Ratio and Fixed Charge Coverage Ratio shall satisfy the following minimum and maximum requirements:

                                                                                               Minimum Fixed
                                                                Minimum Interest              Charge Coverage
                                                                 Coverage Ratio                    Ratio
                                         Maximum              (for the twelve-month        (for the twelve-month
        Fiscal Quarter Ending:        Leverage Ratio       period ending on such date)  period ending on such date)


        March 31, 1999                  4.5 to 1.0                 1.75 to 1.0                  2.00 to 1.0
        June 30, 1999                  4.75 to 1.0                 1.75 to 1.0                  2.00 to 1.0
        September 30, 1999              4.0 to 1.0                 1.75 to 1.0                  2.00 to 1.0
        December 31, 1999              3.25 to 1.0                 2.0 to 1.0                   2.25 to 1.0
        March 31, 2000                 3.25 to 1.0                 2.25 to 1.0                  2.25 to 1.0
        June 30, 2000                  3.25 to 1.0                 2.25 to 1.0                  2.25 to 1.0
        September 30, 2000              3.0 to 1.0                 2.50 to 1.0                  2.25 to 1.0
        December 31, 2000               3.0 to 1.0                 2.50 to 1.0                  2.25 to 1.0
        and thereafter

         3. Use of Proceeds. Clause (a) of Section 7.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (a)(i) to refinance, at or after maturity, existing Indebtedness described on Schedule 6.10 (or permitted refinancings thereof), (ii) to refinance any amounts outstanding under the Bridge Facility at the maturity thereof or thereafter and (iii) to repurchase any of the 7.875% Senior Notes due October 15, 1999 that a holder thereof requires the Borrower to purchase if the Borrower has successfully issued unsecured notes in an amount not less than the amount to be repurchased.

         4. Real Estate Collateral. A new Section 7.14 is added to the Credit Agreement to read as follows:

                  7.14     REAL ESTATE COLLATERAL.

                  If the Unsecured Senior Debt Rating is BB- or worse from S&P and Ba3 or worse from Moody's, then the Borrower agrees to pledge all of its domestic real property as collateral for the Credit Party Obligations and shall deliver such mortgages, deeds of trust, title insurance policies, surveys, appraisals, flood certificates, environmental reports, opinions and other documents with respect thereto as requested by the Collateral Agent or the Required Lenders.

         5.       Indebtedness.

         (a) Clause (i) of Section 8.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (i) Indebtedness in the form of unsecured notes as long as, substantially concurrently with the issuance thereof, the proceeds are used (A) first to repay any amounts outstanding under the Bridge Facility and (B) second, to repay Revolving-A Loans (without any reduction in the Revolving-A Committed Amount).

         (b) Clause (l) of Section 8.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (l) other Indebtedness; provided, however, that the aggregate amount of Indebtedness permitted under this Section 8.1(l), when added (without duplication) to the aggregate amount of sale leaseback transactions then outstanding and permitted under Section 8.6, shall not exceed 10% of Consolidated Net Tangible Assets (it being understood that the calculation of each such aggregate amount will not include Indebtedness outstanding and permitted under Sections 8.1(a)-(k), including Indebtedness listed on Schedule 6.10 and refinancings thereof permitted pursuant to Section 8.1(c)).

         6. Restricted Payments. Clause (c) of Section 8.8 of the Credit Agreement shall be amended to delete the words "3.5 to 1.0" set forth therein and to insert the words "3.25 to 1.0" in substitution therefor.

         7. Events of Default. Section 9.1(g) of the Credit Agreement is amended by adding the following at the end of such Section:

         provided, however, that a default under the terms of those certain 7.875% Senior Notes issued by the Borrower due October 15, 1999, solely as a result of the Reorganization, shall not be considered to be a Default or an Event of Default hereunder.

         8. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of the following:

                  (a) copies of this Amendment duly executed by the Credit Parties and the Required Lenders.

                  (b) certified copies of resolutions or authorization of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof.

                  (c) an opinion or opinions from counsel to the Credit Parties, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

                  (d) an amended and restated Pledge Agreement duly executed by the Credit Parties, in form and substance acceptable to the Collateral Agent.

                  (e) a Security Agreement duly executed by the Credit Parties, in form and substance acceptable to the Collateral Agent.

                  (f) a Bond Pledge Agreement duly executed by the Credit Parties, in form and substance acceptable to the Collateral Agent.

                  (g) the execution and delivery of such UCC financing statements or the taking of such other actions as the Collateral Agent may reasonably request in order to perfect the Lenders' security interest in the Collateral .

                  (h) the payment of an amendment fee to each Lender who executes this Amendment of .25% of its current total Commitment and the payment of such other fees as agreed to between the Borrower and the Administrative Agent.

         9. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         10. Authority/Enforceability. Each of the Credit Parties, the Administrative Agent and the Lenders represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

         11. No Default/Release. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default except as is being cured by the execution and delivery of this Amendment and (c) they have no claims, counterclaims, offsets, credits or defenses to their obligations under the Credit Documents or to the extent they have any they are hereby released in consideration of the Required Lenders entering into this Amendment.

         12. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         13. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
---------
                           FRUIT OF THE LOOM, INC.,
                           a Delaware corporation

                           By:
                              ---------------------------------------
                           Name:  Brian J. Hanigan
                           Title:  Vice President and Treasurer


GUARANTORS:
-----------

                           FRUIT OF THE LOOM, LTD.,
                           a Cayman Islands company


                           UNION UNDERWEAR COMPANY, INC.,
                           a New York corporation


                           ALICEVILLE COTTON MILL, INC.,
                           an Alabama corporation


                           THE B.V.D. LICENSING CORPORATION,
                           a Delaware corporation


                           FAYETTE COTTON MILL, INC.,
                           an Alabama corporation


                           FOL CARIBBEAN CORPORATION,
                           a Delaware corporation


                           FRUIT OF THE LOOM ARKANSAS, INC.,
                           an Arkansas corporation


                           FRUIT OF THE LOOM CARIBBEAN, INC.,
                           a Delaware corporation

                           FRUIT OF THE LOOM, INC.,
                           a New York corporation

                           FRUIT OF THE LOOM TEXAS, INC.,
                           a Texas corporation


                           FTL SALES COMPANY, INC.,
                           a New York corporation


                           GITANO FASHIONS LIMITED,
                           a Delaware corporation


                           GREENVILLE MANUFACTURING, INC.,
                           a Mississippi corporation


                           JET SEW TECHNOLOGIES, INC.,
                           a New York corporation


                           MARTIN MILLS, INC.,
                           a Louisiana corporation


                           PRO PLAYER, INC.,
                           a New York corporation


                           RABUN APPAREL, INC.,
                           a Georgia corporation


                           RUSSELL HOSIERY MILLS, INC.,
                           a North Carolina corporation

                           SALEM SPORTSWEAR CORPORATION,
                           a Delaware corporation


                           SHERMAN WAREHOUSE CORPORATION,
                           a Mississippi corporation


                           UNION SALES, INC.,
                           a Delaware corporation


                           UNION YARN MILLS, INC.,
                           an Alabama corporation

                           WHITMIRE MANUFACTURING, INC.,
                           a South Carolina corporation


                           WINFIELD COTTON MILL, INC.,
                           an Alabama corporation


                           FTL REGIONAL SALES COMPANY, INC.,
                           a Delaware corporation


                           LEESBURG YARN MILLS, INC.,
                           an Alabama corporation


                           SALEM SPORTSWEAR, INC.,
                           a New Hampshire corporation


                           FRUIT OF THE LOOM TRADING COMPANY,
                           a Delaware corporation

                           DEKALB KNITTING CORPORATION,
                           an Alabama corporation


                           By:
                               -----------------------------------------------
                           Name:  Brian J. Hanigan
                           Title:  Vice President and a Financial Officer
                                  of each of the foregoing entities
                                  identified as a Guarantor

LENDERS:


                           NATIONSBANK, N.A.,
                           individually in its capacity as a Lender and in its capacity as Administrative Agent and Collateral Agent


                           By:
                              ------------------------------------------
                           Name: Lisa S. Donoghue
                           Title: Senior Vice President

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT


                                            BANKERS TRUST COMPANY


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                                            THE BANK OF NEW YORK




                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT


                             THE BANK OF NOVA SCOTIA


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT


                            THE CHASE MANHATTAN BANK





                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT


                                            ABN AMRO BANK N.V.


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                           BANK AUSTRIA CREDITANSTALT
                             CORPORATE FINANCE, INC.





                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                       SIGNATURE PAGE TO FOURTH AMENDMENT
                      TO FRUIT OF THE LOOM CREDIT AGREEMENT

                             BANK OF AMERICA NT & SA


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                            CREDIT AGRICOLE INDOSEUZ


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                         CREDIT LYONNAIS CHICAGO BRANCH


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                           CREDIT SUISSE FIRST BOSTON


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                             THE FUJI BANK, LIMITED


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                         GULF INTERNATIONAL BANK B.S.C.


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                             HIBERNIA NATIONAL BANK


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                                          THE INDUSTRIAL BANK OF JAPAN, LIMITED



                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                        By:
                                            -----------------------------
                                        Name:
                                              ---------------------------
                                        Title:
                                               --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                           THE NORTHERN TRUST COMPANY


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                          CO_PERATIEVE CENTRALE RAIFFEISEN-
                          BOERENLEENBANK B.A. "RABOBANK
                           NEDERLAND", NEW YORK BRANCH


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                                            SOCIETE GENERALE


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                                            TORONTO DOMINION (TEXAS), INC.


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:
                                               -----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                      SIGNATURE PAGE TO FOURTH AMENDMENT TO
                       FRUIT OF THE LOOM CREDIT AGREEMENT

                                         THE ASAHI BANK, LTD., NEW YORK BRANCH


                                         By:
                                            -----------------------------
                                         Name:
                                              ---------------------------
                                         Title:
                                                --------------------------

                           SECOND AMENDED AND RESTATED
                                PLEDGE AGREEMENT


         THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of March 10, 1999 among FRUIT OF THE LOOM, INC., a Delaware corporation ("Fruit of the Loom"), Fruit of the Loom, Ltd., a Cayman Islands company (the "Parent") and certain Subsidiaries of Fruit of the Loom as set forth on the signature pages hereto and as may from time to time become a party hereto (together with Fruit of the Loom, individually a "Pledgor," and collectively the "Pledgors") and NATIONSBANK, N.A., in its capacity as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of September 19, 1997 (as amended, modified, extended, renewed or replaced from time to time and to which the Parent, by execution of a joinder agreement dated as of March 10, 1999, has been added as a guarantor, the "Fruit of the Loom Agreement") among Fruit of the Loom as borrower, the guarantors thereunder, the lenders party thereto (the "Fruit of the Loom Lenders") and the Collateral Agent, the Fruit of the Loom Lenders agreed to extend credit to Fruit of the Loom upon the terms and subject to the conditions set forth therein; and

         WHEREAS, pursuant to (a) that certain Indenture dated March 15, 1981 evidencing 7% Debentures issued by Northwest Industries, Inc. (predecessor in interest to Fruit of the Loom) due March 15, 2011 in the original face amount of $125,000,000, (b) that certain Indenture dated November 30, 1993 evidencing 6 1/2% Notes due 2003 issued by Fruit of the Loom in the original face amount of $150,000,000 and (c) that certain Indenture dated November 30, 1993 evidencing 7 3/8% Debentures due 2023 issued by Fruit of the Loom in the original face amount of $150,000,000 (collectively, the "Senior Note Indentures"), the holders of the Senior Note Indentures (collectively, the "Noteholders") extended credit to Fruit of the Loom upon the terms and subject to the conditions set forth therein; and

         WHEREAS, pursuant to that certain Credit Agreement to be entered into as of March 24, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Farley Agreement") among William Farley as borrower, NationsBank, N.A. as administrative agent, Credit Suisse First Boston as syndication agent and the lenders party thereto (the "Farley Lenders"), the Farley Lenders are agreeing to extend credit to William Farley; provided, among other conditions, that Fruit of the Loom, certain of its Subsidiaries and the Parent execute that certain Guaranty of Payment (the "Farley Guaranty") to be entered into as of March 24, 1999 in favor of NationsBank, N.A. as Administrative Agent for the Farley Lenders, for the benefit of William Farley; and

         WHEREAS, pursuant to the terms of the Fruit of the Loom Agreement, the Senior Note Indentures and the Farley Guaranty, the Pledgors are obligated to secure their obligations to the Fruit of the Loom Lenders, the Noteholders and the Farley Lenders, respectively, in accordance with the terms of this Pledge Agreement; and

         WHEREAS, NationsBank, N.A. is acting as collateral agent for the Secured Parties pursuant to the terms of this Pledge Agreement.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Fruit of the Loom Agreement or, if the context so requires, in the respective Senior Credit Documents. As used in this Pledge Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

         "Bank Credit Documents" means, collectively, the Credit Documents as defined in the Fruit of the Loom Agreement and the Credit Documents, including, without limitation, the Farley Guaranty, as defined in the Farley Agreement.

         "Hedging Agreements" means, collectively, all interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, in each case, entered into or purchased by Pledgor.

         "Permitted Liens" means, collectively, all Permitted Liens as defined in the Fruit of the Loom Agreement, all Permitted Liens as defined in the Farley Agreement and all Permitted Liens as defined in any Senior Note Indenture.

         "Required Lenders" has the meaning ascribed to such term in the Fruit of the Loom Agreement.

         "Secured Parties" means, collectively, the Noteholders, the Fruit of the Loom Lenders, the Farley Lenders and any Affiliate of a Fruit of the Loom Lender or a Farley Lender which has entered into a Hedging Agreement with a Pledgor and "Secured Party" means any one of them.

         "Senior Credit Documents" means the collective reference to the Bank Credit Documents, the Senior Note Indentures and the Hedging Agreements.

         2. Pledge and Grant of Security Interest. Subject to Sections 27, 28 and 30 hereof, to secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

                           (a) Pledged Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of each Material Domestic Subsidiary as more fully described on Schedule 2(a) attached hereto and
         (ii) 65% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of each class of capital stock or other ownership interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") owned by such Pledgor of each Material First Tier Foreign Subsidiary as more fully described on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of capital stock described in Sections 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

                           (A) all shares or securities representing a dividend
                  on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                           (B) without affecting the obligations of such Pledgor
                  under any provision prohibiting such action hereunder, in the event of any consolidation or merger in which a Subsidiary of a Pledgor is not the surviving corporation, 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of the successor corporation of a Material Domestic Subsidiary formed by or resulting from such consolidation or merger and 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity owned by such Pledgor of the successor corporation of a Material First Tier Foreign Subsidiary formed by or resulting from such consolidation or merger.

                  (b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of any Person which hereafter becomes a Material Domestic Subsidiary and 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity owned by such Pledgor of any Person which hereafter becomes a Material First Tier Foreign Subsidiary, including, without limitation, the certificates representing such shares (provided, however, that no Person that is a Foreign Subsidiary shall be required to pledge any shares hereunder).

                  (c) Other Equity Interests. Any and all other equity interests of each Pledgor in any Material Domestic Subsidiary or any Material First Tier Foreign Subsidiary.

                  (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of stock to the Collateral Agent as collateral security for the Pledgor Obligations. Upon delivery to the Collateral Agent, such additional shares of stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

         3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Pledgor Obligations"):

                  (a) The prompt performance and observance by each Pledgor of all of its obligations under the Senior Credit Documents, including, without limitation, all guaranty obligations arising out of Section 4 of the Fruit of the Loom Agreement, all obligations under the Farley Guaranty, all obligations under the Senior Note Indentures and all obligations arising under any Hedging Agreement; and

                  (b) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Pledgor to any Secured Party or the Collateral Agent pursuant to or in connection with a transaction contemplated by the Senior Credit Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with collecting and enforcing the Pledgor Obligations.

         4. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

                  (a) Delivery. (i) The Collateral Agent has received, on or before the date hereof, all certificates representing the Pledged Shares of such Pledgor and (ii) for so long as any Collateral Period shall be in effect, each Pledgor shall, promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in
         Exhibit 4(a) attached hereto.

                  (b) Additional Securities. For so long as any Collateral Period shall be in effect, if such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Collateral Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (c) Financing Statements. Upon the occurrence of any Collateral Effective Date and so long as any Collateral Period shall be in effect, each Pledgor shall execute and deliver to the Collateral Agent such Uniform Commercial Code or other applicable financing statements or other documents as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that so long as any Collateral Period shall be in effect:

                  (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable, except as set forth on Schedule 6.15 to the Fruit of the Loom Agreement, and are not subject to the preemptive rights of any Person. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable, except as set forth on Schedule 6.15 to the Fruit of the Loom Agreement, and not subject to the preemptive rights of any Person.

                  (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of North Carolina (the "UCC") with respect to the Pledged Shares of such Pledgor.

                  (c) Exercising of Rights. To its knowledge, the exercise by the Collateral Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

                  (d) Pledgor's Authority. Except for authorizations, approvals or actions which have been obtained, or notices or filings which have been made, and unless the failure to obtain any such authorization, approval or action, or to make any such notice or filing, would not have or be reasonably expected to impair the validity of the pledges and grants of security interests pursuant to Section 2 hereof, no authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Collateral Agent or the Secured Parties of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

                  (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Pledged Collateral. The taking possession by the Collateral Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Collateral Agent's security interest in the Pledged Shares and, when properly perfected by filing, registration or otherwise pursuant to the applicable laws of all relevant jurisdictions, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Pledgor Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

                  (f) No Other Shares. No Pledgor owns any shares of stock required to be pledged hereunder other than as set forth on Schedule 2(a) attached hereto.

                  (g) Name; Chief Executive Office; Books and Records. Each Pledgor's legal name is as shown in this Pledge Agreement and no Pledgor has in the past four months changed its name or been a party to a merger, consolidation or other change in structure other than as set forth on Schedule 5(g)(i) attached hereto. Each Pledgor's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 5(g)(ii) attached hereto, and each Pledgor keeps its books and records at such locations.

                  (h) Binding Agreement. This Pledge Agreement has been duly authorized, executed and delivered by the Pledgors and constitutes a legal, valid and binding obligation of the Pledgors enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy or insolvency laws or by general principles of equity;

         6. Covenants. Each Pledgor hereby covenants that, so long as any Collateral Period shall be in effect, such Pledgor shall:

                  (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Pledge Agreement.

                  (b) Defense of Title. Warrant and defend title to and he claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or, otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the respective Senior Credit Documents.

                  (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including without limitation any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in any capital stock); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and
         (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Collateral Agent upon the occurrence and during the continuation of an Event of Default, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

                  (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Senior Credit Documents.

                  (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

                  (f) Change in Location. Not, without providing 30 days prior written notice to the Collateral Agent and without filing such amendments to any previously filed financing statements as the Collateral Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 5(g) hereto or (b) change its name or be party to a merger, consolidation or other change in structure; provided, however, that subclause (b) hereof shall not prevent consummation of the transactions permitted under the Fruit of the Loom Agreement so long as (i) such Pledgor remains in compliance with the provisions of subclause (a) above and (ii) in any such event, notice to the Collateral Agent of any such name change or merger, consolidation or other change in structure is given, and the filing of any such amendments to previously filed financing statements occurs, prior to such consummation.

         7. Advances by Secured Parties. On failure of any Pledgor to perform any of the covenants and agreements contained herein, and provided that either
(a) 10 Business Days have elapsed after notice of such failure was given by the Collateral Agent to such Pledgor or (b) prompt action by the Collateral Agent is necessary to protect the rights of the Secured Parties in the Pledged Collateral, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the Secured Parties may make for the protection of the security hereof or which it or they may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1(b) of the Fruit of the Loom Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the Secured Parties on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or any Senior Credit Document. The Secured Parties may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8.       Events of Default.

         The occurrence and continuation of an event which under any Senior Credit Document would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         9.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent and the Secured Parties shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Senior Credit Documents, or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                  (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Secured Party may in such event bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 17 hereof at least 10 Business Days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the

         Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York or Chicago, Illinois (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such securities.

                  (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

                  (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1(b) of the Fruit of the Loom Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable, documented fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10.      Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                                (i) to demand, collect, settle, compromise,
                  adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Collateral Agent may reasonably determine;

                                (ii) to commence and prosecute any actions at
                  any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                                (iii) to defend, settle or compromise any action
                  brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                                (iv) to pay or discharge taxes, liens, security
                  interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                                (v) to direct any parties liable for any payment
                  under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                                (vi) to receive payment of and receipt for any
                  and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                                (vii) to sign and endorse any drafts,
                  assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                                (viii) to settle, compromise or adjust any suit,
                  action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem reasonably appropriate;

                                (ix) execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                                (x) to exchange any of the Pledged Collateral of
                  such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may determine;

                                (xi) to vote for a shareholder resolution, or to
                  sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares of such Pledgor into the name of the Collateral Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Shares of such Pledgor or any part thereof may be sold pursuant to
                  Section 9 hereof; and

                                (xii) to do and perform all such other acts and
                  things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

         This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any Collateral Period shall be in effect. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

                  (b) Performance by the Collateral Agent of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein and either (i) 10 Business Days have elapsed after notice of such failure was given by the Collateral Agent to such Pledgor or (ii) prompt action by the Collateral Agent is necessary to protect the rights of the Secured Parties in the Pledged Collateral, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the reasonable, documented expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 27 hereof.

                  (c) Assignment by the Collateral Agent. The Collateral Agent may from time to time, subject to the provisions of the respective Senior Credit Documents, assign the Pledgor Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Pledge Agreement in relation thereto.

                  (d) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each of the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Collateral Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (e) Voting Rights in Respect of the Pledged Collateral.

                                 (i) So long as no Event of Default shall have
                  occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or any Senior Credit Document; and

                                (ii) Upon the occurrence and during the
                  continuance of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (f) Dividend Rights in Respect of the Pledged Collateral.

                                 (i) So long as no Event of Default shall have
                  occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the respective Senior Credit Documents.

                                 (ii) Upon the occurrence and during the
                  continuance of an Event of Default:

                                    (A) all rights of a Pledgor to receive the
                           dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Collateral Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                                    (B) all dividends and interest payments
                           which are received by a Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (g) Release of Pledged Collateral. The Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral




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

         not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

         11. Rights of Collateral Agent and Required Lenders. Following the occurrence of an Event of Default, the Collateral Agent shall be entitled to enforce the rights of the Secured Parties hereunder or shall take such action as requested in writing by the Required Lenders. In the event the Collateral Agent refuses or fails to comply with written instructions from the Required Lenders for a period of thirty days after such written instructions shall have been received by the Collateral Agent, any Secured Party shall (after having received written instructions from the Required Lenders) have the right to carry out such written instructions on behalf of the Secured Parties as a whole. No Secured Party (other than the Collateral Agent) shall have any right in any manner whatsoever to enforce any right under this Pledge Agreement, except as herein provided.

         12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Pledgor Obligations as follows:

                  (a) FIRST, to the payment of all reasonable, documented out-of-pocket costs and expenses (including without limitation reasonable, documented attorneys' fees) of the Collateral Agent or a Secured Party in connection with enforcing the rights of the Secured Parties under the Senior Credit Documents and any protective advances made by the Collateral Agent or a Secured Party, pro rata as set forth below;

                  (b) SECOND, to the payment of all accrued fees and interest payable to the Collateral Agent, the Secured Parties under the Senior Credit Documents, pro rata as set forth below;

                  (c) THIRD, to the payment of the outstanding principal amount of the Loans and unreimbursed drawings under Letters of Credit and to the payment or cash collateralization of the outstanding LOC Obligations under the Bank Credit Documents and the payment of all outstanding principal amounts under the Senior Note Indentures, pro rata as set forth below;

                  (d) FOURTH, to any principal amounts outstanding under Hedging Agreements, pro rata as set forth below;

                  (e) FIFTH, to all other obligations which shall have become due and payable under the Senior Credit Documents and not repaid pursuant to clauses "FIRST" through "FOURTH" above, pro rata as set forth below; and

                  (f) SIXTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Secured Parties shall receive an amount equal to its pro rata share of amounts available to be




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

applied above (based on the proportion that the then outstanding obligations owed by the Pledgors to such Secured Party under the Senior Credit Documents bears to the aggregate outstanding obligations of the Pledgors to the Secured Parties under the Senior Credit Documents); and (iii) to the extent that any amounts available for distribution pursuant to clause "THIRD" above are attributable to the issued but undrawn amount of outstanding Letters of Credit under any Bank Credit Document, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lenders under each such Bank Credit Document from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all such Letters of Credit, without duplication, to all other obligations of the types described in clauses "THIRD" and "FIFTH" above. Each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         13. Costs of Counsel/Expenses. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable, documented costs and expenses of the Collateral Agent or the Secured Parties as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral, including, without limitation, the costs of counsel to the Collateral Agent or the Lenders. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

         14.      Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect during each Collateral Period so long as any of the Pledgor Obligations remain outstanding or any Senior Credit Document is in effect, and until all of the commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Senior Credit Documents). Upon a Collateral Termination Date or upon such payment and termination, this Pledge Agreement shall no longer be effective until another Collateral Effective Date occurs and the Collateral Agent and the Secured Parties shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all Uniform Commercial Code termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement or any period which is not a Collateral Period, subject to the provisions of the respective Senior Credit Documents.

                  (b) Provided a Collateral Period is then in effect, this Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable, documented costs and expenses (including without limitation any reasonable, documented legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

         15. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except by a written instrument executed by the Pledgors and the Collateral Agent; provided that the Collateral Agent may only execute such written instrument upon the consent of the Required Lenders (or the Fruit of the Loom Lenders, as may be required by the terms of the Fruit of the Loom Agreement).

         16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Required Lenders (or the Fruit of the Loom Lenders as may be required by the terms of the Fruit of the Loom Agreement). To the fullest extent permitted by law, each Pledgor hereby releases the Collateral Agent and each Secured Party , and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Secured Party, or its officers, employees or agents.

         17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be as follows:

to a Pledgor:              [Name of Pledgor]
                           c/o Fruit of the Loom, Inc.
                           233 S. Wacker Drive, Suite 5000
                           Sears Tower
                           Chicago, Illinois  60606
                           Attn:  Vice President and General Counsel

                           Telephone:  (312) 876-1724
                           Facsimile:  (312) 993-1888

with a copy to:            [Name of Pledgor]
                           c/o Fruit of the Loom, Inc.
                           233 S. Wacker Drive, Suite 5000
                           Sears Tower
                           Chicago, Illinois  60606
                           Attn:  Vice President and Treasurer

                           Telephone:  (312) 876-1724
                           Facsimile:  (312) 993-1888

to the
Collateral Agent:          NationsBank, N.A.
                           Agency Services
                           Independence Center
                           15th Floor
                           Charlotte, North Carolina  28255
                           Attn:    Herb Boyd

                           Telephone:  (704) 388-3225
                           Facsimile:  (704) 386-9923

with a copy to:            NationsBank, N.A.
                           231 South LaSalle Street
                           9th Floor
                           Chicago, Illinois  60697
                           Attn:  Lisa Donoghue

                           Telephone:  (312) 828-3898
                           Facsimile:  (312) 987-0303

         18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

         20. Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 17 hereof, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

                  (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         21. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         22. Severability. If any provision of any of the Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         23. Entirety. This Pledge Agreement and the Senior Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Senior Credit Documents, or the transactions contemplated herein and therein.

         24. Survival. Subject to the provisions of the respective Senior Credit Documents, all representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement and the Senior Credit Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Fruit of the Loom Agreement, the incurrence of obligations under the Farley Guaranty and the incurrence of indebtedness under the Senior Note Indentures.

         25. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Secured Parties shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent and the Secured Parties have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Secured Parties' rights or the Pledgor Obligations under this Pledge Agreement, or under any of the Senior Credit Documents.

         26. Other Pledge Agreements. The Pledgors hereby agree that all other Pledge Agreements (including, without limitation, that certain Deed of Charge Over Shares Re: FOL International dated as of October 15, 1998 between Union Underwear Company, Inc. and NationsBank, N.A.) shall be deemed to be amended as of the date hereof to give effect to the modifications herein, including, without limitation, the addition of the Farley Lenders as Secured Parties under such other Pledge Agreements.

         27. Joint and Several Obligations of Pledgors.

                  (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties under the Senior Credit Documents, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement and the Senior Credit Documents, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein or in any other of the Senior Credit Documents, to the extent the obligations of a Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Pledgor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         28. Effective Period. It is understood and agreed that, as of the date hereof, a Collateral Effective Date has occurred and a Collateral Period is in effect. However, notwithstanding anything in this Pledge Agreement to the contrary, the pledges and grants of security interests pursuant to Section 2 hereof, and the covenants and other agreements contained herein, shall be effective only so long as a Collateral Period is in effect and is continuing, and upon any Collateral Termination Date such pledges, grants of security interests, covenants and other agreements shall cease to be effective immediately and without any further action on the part of any of the parties hereto and shall remain without effect for so long as no subsequent Collateral Effective Date shall occur; provided that on any such subsequent Collateral Effective Date, such pledges, grants of security interests, covenants and other agreements shall again become effective immediately and without any further action on the part of any of the parties hereto and shall remain effective for the duration of any such subsequent Collateral Period.

         29. Duties of Collateral Agent.

                  (a) The Collateral Agent shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Pledged Collateral, or, to otherwise take or refrain from taking any action under, or in connection with, this Pledge Agreement, except, as expressly provided by the terms and conditions of this Pledge Agreement. The Collateral Agent may take, but shall have no obligation to take, any and all such actions under this Pledge Agreement or otherwise as it shall deem to be in the best interests of the Secured Parties in order to maintain the Pledged Collateral and protect and preserve the Pledged Collateral and the rights of the Secured Parties.

                  (b) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein. The Collateral Agent makes no representation as to the value or condition of the Pledged Collateral or any part thereof, as to the title of any of the Pledgors or any of their Subsidiaries to the Pledged Collateral, as to the security afforded by this Pledge Agreement or, as to the validity, execution, enforceability, legality or sufficiency of this Pledge Agreement, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any of the Pledgors or any of their Subsidiaries of their respective Pledgor Obligations.

                  (c) The Collateral Agent shall not be responsible for insuring the Pledged Collateral, for the payment of taxes, charges, assessments or liens upon the Pledged Collateral or otherwise as to the maintenance of the Pledged Collateral. The Pledged Collateral Agent shall have no duty to any of the Pledgors or any of their Subsidiaries or to the Secured Parties as to any Pledged Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Pledged Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it.

                  (d) The Collateral Agent may execute any of the powers granted under this Pledge Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

                  (e) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a notice of Event of Default or a notice from any of the Pledgors to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred. The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

         30. Limitation on Security Interest in Assets of Fruit of the Loom, Ltd. Notwithstanding any provision in this Pledge Agreement to the contrary, Fruit of the Loom, Ltd. is not pledging or granting a security interest in its assets, including any capital stock owned by it, to secure the obligations under the Farley Agreement and, unless (a) the Farley Lenders request that the assets of Fruit of the Loom, Ltd. secure the obligations under the Farley Agreement and
(b) at the time of such request, such pledge would not violate any other agreement to which Fruit of the Loom, Ltd. may be a party, Fruit of the Loom, Ltd. shall not be deemed to have pledged or granted a security interest in its assets in favor of the Farley Lenders, and the Farley Lenders shall have no rights in the assets of Fruit of the Loom, Ltd. This provision shall not affect the rights of the Fruit of the Loom Lenders or the Noteholders in the assets of Fruit of the Loom, Ltd.

         31. Termination of Pledge Agreement. Notwithstanding any provision in this Pledge Agreement to the contrary, in the event all of the Bank Credit Documents and all obligations thereunder shall have terminated (other than such obligations that by their terms are stated to survive termination of the Bank Credit Documents) and no Loans, Letters of Credit or Commitments thereunder shall remain outstanding, this Pledge Agreement shall immediately terminate and cease to be effective and the Pledgors shall be released from all obligations hereunder (other than such obligations that by their terms are stated to survive the termination of this Pledge Agreement).

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.



                                           FRUIT OF THE LOOM, INC.,
                                           a Delaware corporation

                                           By:
                                              ----------------------------------
                                           Name: Brian J. Hanigan
                                           Title:   Vice President and Treasurer


                                           FRUIT OF THE LOOM, LTD.,
                                           a Cayman Islands company

                                           UNION UNDERWEAR COMPANY, INC.,
                                           a New York corporation

                                           ALICEVILLE COTTON MILL, INC.,
                                           an Alabama corporation

                                           THE B.V.D. LICENSING CORPORATION,
                                           a Delaware corporation

                                           FAYETTE COTTON MILL, INC.,
                                           an Alabama corporation

                                           FOL CARIBBEAN CORPORATION,
                                           a Delaware corporation

                                           FRUIT OF THE LOOM ARKANSAS, INC.,
                                           an Arkansas corporation

                                           FRUIT OF THE LOOM CARIBBEAN, INC.,
                                           a Delaware corporation

                                           FRUIT OF THE LOOM, INC.,
                                           a New York corporation

                                           FRUIT OF THE LOOM TEXAS, INC.,
                                           a Texas corporation

                                           FTL SALES COMPANY, INC.,
                                           a New York corporation

                                           GITANO FASHIONS LIMITED,
                                           a Delaware corporation

                                           GREENVILLE MANUFACTURING, INC.,
                                           a Mississippi corporation

                                           JET SEW TECHNOLOGIES, INC.,
                                           a New York corporation

                                           MARTIN MILLS, INC.,
                                           a Louisiana corporation

                                           PRO PLAYER, INC.,
                                           a New York corporation

                                           RABUN APPAREL, INC.,
                                           a Georgia corporation

                                           RUSSELL HOSIERY MILLS, INC.,
                                           a North Carolina corporation

                                           SALEM SPORTSWEAR CORPORATION,
                                           a Delaware corporation

                                           SHERMAN WAREHOUSE CORPORATION,
                                           a Mississippi corporation

                                           UNION SALES, INC.,
                                           a Delaware corporation

                                           UNION YARN MILLS, INC.,
                                           an Alabama corporation

                                           WHITMIRE MANUFACTURING, INC.,
                                           a South Carolina corporation

                                           WINFIELD COTTON MILL, INC.,
                                           an Alabama corporation

                                           FTL REGIONAL SALES COMPANY, INC.,
                                           a Delaware corporation

                                           LEESBURG YARN MILLS, INC.,
                                           an Alabama corporation

                                           SALEM SPORTSWEAR, INC.,
                                           a New Hampshire corporation

                                           FRUIT OF THE LOOM TRADING COMPANY,
                                           a Delaware corporation

                                           DEKALB KNITTING CORPORATION,
                                           an Alabama corporation

                                           By:
                                             -----------------------------------
                                           Name:  Brian J. Hanigan
                                           Title: Vice President and a
                                                  Financial Officer
                                                  of each of the foregoing
                                                  entities.

         Accepted and agreed to in Charlotte, North Carolina as of the date first above written.


                                              NATIONSBANK, N.A.,
                                              as Collateral Agent


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                   -----------------------------

                                  Schedule 2(a)

                                       to

                                Pledge Agreement

                           dated as of March 10, 1999

                          in favor of NationsBank, N.A.

                               as Collateral Agent

                                  PLEDGED STOCK

                                                                     STATE (COUNTRY)    NUMBER OF    CERTIFICATE    DATE OF
       PLEDGOR                   NAME OF SUBSIDIARY                  OF INCORPORATION    SHARES         NUMBER      CERTIFICATE

FRUIT OF THE LOOM, INC.         Union Underwear Company, Inc.            New York            100          2          7/25/85*

FRUIT OF THE LOOM, LTD.         Fruit of the Loom, Inc.                 Delaware      66,851,070          1           3/4/99

UNION UNDERWEAR COMPANY, INC.
                                Aliceville Cotton Mill, Inc.             Alabama           2,000          2           7/2/98
                                The BVD Licensing Corporation            Delaware          1,000          3           7/2/98
                                Daniel Young International
                                Corporation (Pro Player)                 New York            200          8           8/5/94
                                Fayette Cotton Mill, Inc.                Alabama           2,000          2           7/2/98
                                FOL Caribbean Corporation                Delaware             10          1          5/25/95
                                Fruit of the Loom Arkansas, Inc.         Arkansas             10          2           7/2/98
                                Fruit of the Loom Caribbean, Inc.        Delaware             10          2           7/2/98
                                Fruit of the Loom, Inc.                  New York            100          3           7/2/98
                                Fruit of the Loom Texas, Inc.             Texas               10          2           7/2/98
                                FTL Sales Company, Inc.                  New York            100         12           7/2/98
                                Gitano Fashions Limited                  Delaware          1,000          1          3/11/94
                                Greenville Manufacturing, Inc.         Mississippi         1,000          2           7/2/98
                                Jet Sew Technologies, Inc.               New York          1,000          2           7/2/98
                                Leesburg Yarn Mills, Inc.                Alabama              10          2           7/2/98
                                Martin Mills, Inc.                      Louisiana        100,000          2           7/2/98
                                Rabun Apparel, Inc.                      Georgia           1,000          2           7/2/98
                                Russell Hosiery Mills, Inc.           North Carolina     769,978        187           7/2/98
                                Salem Sportswear Corporation             Delaware          1,000          1           1/4/94
                                Sherman Warehouse Corporation          Mississippi         1,000          2           7/2/98
                                Union Sales, Inc.                        Delaware            100          2           7/2/98
                                Union Yarn Mills, Inc.                   Alabama           2,500          5           7/2/98

UNION UNDERWEAR COMPANY, INC.   Whitmire Manufacturing, Inc.          South Carolina          10          1           2/9/93
                                Winfield Cotton Mill, Inc.               Alabama           2,000          2           7/2/98


--------------
*Replaced by Certificate No, 3 dated 7/27/98.

                                                                     STATE (COUNTRY)    NUMBER OF    CERTIFICATE     DATE OF
           PLEDGOR                      NAME OF SUBSIDIARY           OF INCORPORATION    SHARES        NUMBER      CERTIFICATE
FTL SALES COMPANY, INC.         FTL Regional Sales Company, Inc.         Delaware          1,000          2           7/2/98


SALEM SPORTSWEAR CORPORATION    Salem Sportswear Inc.                 New Hampshire          120          2           7/2/98


UNION SALES, INC.               Fruit of the Loom Trading Company        Delaware             10          2           7/2/98


UNION YARN MILLS, INC.          DeKalb Knitting Corporation              Alabama           1,000          2           7/2/98



                                Schedule 5(g)(i)

                                       to

                                Pledge Agreement

                           dated as of March 10, 1999

                          in favor of NationsBank, N.A.

                               as Collateral Agent


                      Changes of Name/Changes of Structure



         On March 4, 1999, Fruit of the Loom, Inc. effected a corporate reorganization pursuant to which Fruit of the Loom, Ltd., a Cayman Islands company, became the parent holding company of Fruit of the Loom, Inc.

                                Schedule 5(g)(ii)

                                       to

                                Pledge Agreement

                           dated as of March 10, 1999

                          in favor of NationsBank, N.A.

                               as Collateral Agent


                             Chief Executive Office

                                  Exhibit 4(a)

                                       to

                                Pledge Agreement

                           dated as of March 10, 1999

                          in favor of NationsBank, N.A.

                               as Collateral Agent


                             Irrevocable Stock Power


      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to



the following shares of capital stock of             , a            corporation:
                                         ------------    ----------

             No. of Shares                               Certificate No.
             -------------                               ---------------



and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.



                                              ----------------------------------
                                              a                corporation
                                                --------------


                                              By:-------------------------------

                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                              BOND PLEDGE AGREEMENT


         THIS BOND PLEDGE AGREEMENT (this "Bond Pledge Agreement") is entered into as of March 10, 1999 among UNION UNDERWEAR COMPANY, INC., a New York corporation, (the "Pledgor") and NATIONSBANK, N.A., in its capacity as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined below).

                               W I T N E S S E T H

         WHEREAS, pursuant to that certain Credit Agreement dated as of September 19, 1997 (as amended, modified, extended, renewed or replaced from time to time, the "Fruit of the Loom Agreement") among Fruit of the Loom, Inc., a Delaware corporation ("Fruit of the Loom") as borrower, the guarantors thereunder, the lenders party thereto (the "Fruit of the Loom Lenders") and the Collateral Agent, the Fruit of the Loom Lenders agreed to extend credit to Fruit of the Loom upon the terms and subject to the conditions set forth therein; and

         WHEREAS, pursuant to (a) that certain Indenture dated March 15, 1981 evidencing 7% Debentures issued by Northwest Industries, Inc. (predecessor in interest to Fruit of the Loom) due March 15, 2011 in the original face amount of $125,000,000, (b) that certain Indenture dated November 30, 1993 evidencing 6 1/2% Notes due 2003 issued by Fruit of the Loom in the original face amount of $150,000,000 and (c) that certain Indenture dated November 30, 1993 evidencing 7 3/8% Debentures due 2023 issued by Fruit of the Loom in the original face amount of $150,000,000 (collectively, the "Senior Note Indentures"), the holders of the Senior Note Indentures (collectively, the "Noteholders") extended credit to Fruit of the Loom upon the terms and subject to the conditions set forth therein; and

         WHEREAS, pursuant to that certain Credit Agreement to be entered into as of March 24, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Farley Agreement") among William Farley as borrower, NationsBank, N.A. as administrative agent, Credit Suisse First Boston as syndication agent and the lenders party thereto (the "Farley Lenders"), the Farley Lenders are agreeing to extend credit to William Farley; provided, among other conditions, that Fruit of the Loom and certain of its Subsidiaries execute that certain Guaranty of Payment (the "Farley Guaranty") to be entered into as of March 24, 1999 in favor of NationsBank, N.A. as Administrative Agent for the Farley Lenders, for the benefit of William Farley; and

         WHEREAS, pursuant to the terms of the Fruit of the Loom Agreement, the Senior Note Indentures and the Farley Guaranty, the Pledgor is obligated to secure its obligations to the Fruit of the Loom Lenders, the Noteholders and the Farley Lenders, respectively, in accordance with the terms of this Bond Pledge Agreement; and

         WHEREAS, NationsBank, N.A. is acting as collateral agent for the Secured Parties pursuant to the terms of this Bond Pledge Agreement.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. (a) All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Fruit of the Loom Agreement or, if the context so requires, in the respective Senior Credit Documents, and, if not defined therein, terms defined in the applicable Indenture relating to the Bonds and used herein shall have the meanings given to them in such Indenture.

         (b)      The following terms shall have the following meanings:

                  "Bank Credit Documents" means, collectively, the Credit Documents as defined in the Fruit of the Loom Agreement and the Credit Documents, including, without limitation, the Farley Guaranty, as defined in the Farley Agreement.

                  "Bond Documents" means, collectively, all trust indentures, agreements and other documents evidencing, executed in connection with or relating to the Bonds, including, without limitation, all Mortgage and Trust Indentures and all Equipment Mortgage and Trust Indentures relating to the Bonds (collectively, the "Indentures").

                  "Bonds" means, collectively, those certain Industrial Revenue or Equipment Revenue Bonds set forth on Schedule 2(a) attached hereto owned by the Pledgor and any and all additions thereto, substitutions thereof and exchanges therefor.

                  "Hedging Agreements" means, collectively, all interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, in each case, entered into or purchased by the Pledgor.

                  "Issuers" means, collectively, the respective issuers of each of the Bonds.

                  "Permitted Liens" means, collectively, all Permitted Liens as defined in the Fruit of the Loom Agreement, all Permitted Liens as defined in the Farley Agreement and all Permitted Liens as defined in any Senior Note Indenture.

                  "Proceeds" means all proceeds as such term is defined in the UCC in effect on the date hereof.

                  "Required Lenders" has the meaning ascribed to such term in the Fruit of the Loom Agreement.

                  "Secured Obligations" means, collectively, (i) all of the obligations, now existing or hereafter arising pursuant to the Senior Credit Documents, owing from the Pledgor to any Secured Party or the Collateral Agent, including, without limitation, all guaranty obligations arising out of Section 4 of the Fruit of the Loom Agreement, all obligations under the Farley Guaranty, all obligations under the Senior Note Indentures and all obligations arising under any Hedging Agreement; and (ii) all other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from the Pledgor to any Secured Party or the Collateral Agent pursuant to or in connection with a transaction contemplated by the Senior




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

         Credit Documents, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

                  "Secured Parties" means, collectively, the Noteholders, the Fruit of the Loom Lenders, the Farley Lenders and any Affiliate of a Fruit of the Loom Lender or a Farley Lender which has entered into a Hedging Agreement with the Pledgor and "Secured Party" means any one of them.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Credit Documents" means, collectively, the Bank Credit Documents, the Senior Note Indentures and the Hedging Agreements.

                  "Trustees" means, collectively, the trustees, registrars and transfer agents with respect to the Bond Collateral under the terms of the Indentures and the other Bond Documents.

                  "UCC" means the Uniform Commercial Code from time to time in effect in the State of North Carolina.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations, the Pledgor hereby pledges and assigns to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of the Pledgor in and to the following (collectively, the "Bond Collateral"):

                  (a) the Bonds set forth on Schedule 2(a) attached hereto (collectively, the "Pledged Bonds");

                  (b) the Bond Documents; and

                  (c) all Proceeds of the Pledged Bonds, however and whenever acquired and in whatever form, including, without limitation, all payments of interest or principal on the Pledged Bonds.

         3. Delivery of the Bond Collateral. The Pledgor hereby agrees that:

                  (a) Delivery. The Pledgor shall deliver to the Collateral Agent, as soon as practicable but in any event no later than March 31, 1999, all certificates and instruments representing the Pledged Bonds and all Bond Documents. Prior to delivery to the Collateral Agent, all such certificates and instruments constituting Bond Collateral shall be held in trust by the Pledgor for the benefit of the Collateral Agent pursuant hereto. Each such certificate shall be accompanied by a Bond Pledge Certificate, duly executed in blank with guarantee of signature acceptable to the respective Trustees, substantially in the form provided in Exhibit 3(a) attached hereto. If, while this Bond Pledge Agreement is in effect, the Pledgor shall receive any certificate or debt instrument (including, without limitation, any certificate representing an interest payment), option or rights, whether as an addition to, in substitution of or in exchange for any Bond Collateral, the Pledgor shall accept and hold the same in trust for the Collateral Agent, for the benefit of the Secured Parties, and shall immediately deliver the same to the Collateral Agent in the exact form received, together with a Bond Pledge Certificate or other appropriate assignment, duly executed in blank with guarantee of signature acceptable to the respective Trustees, to be held by the Collateral Agent, subject to the terms of this Bond Pledge Agreement, as additional Bond Collateral.

                  (b) Financing Statements. The Pledgor shall execute and deliver to the Collateral Agent such UCC or other applicable financing statements as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Bond Collateral.

         4. Representations and Warranties. The Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that so long as any of the Secured Obligations remain outstanding or any Senior Credit Document is in effect or any amounts remain outstanding under the Senior Credit Documents or the Secured Parties have any obligations remaining under the Senior Credit Documents:

                  (a) Authorization/Ownership of Bond Collateral. To the best of its knowledge, the Pledged Bonds have been validly authorized and issued by their respective Issuers. The Pledgor has purchased and fully paid for the Pledged Bonds, has good and indefeasible title to the Bond Collateral and will at all times be the legal and beneficial owner of such Bond Collateral free and clear of any Lien, security interest or rights of any other Person, other than Permitted Liens.

                  (b) No Conflicts. To its knowledge, the pledge and grant of security interest in the Bond Collateral pursuant to Section 2, and the exercise by the Collateral Agent of its rights and remedies hereunder,
         (i) will not violate (A) any law or governmental regulation applicable to the Pledgor or (B) any material contractual restriction, including, without limitation, the terms of Article V of each of the Indentures or the terms of the other Bond Documents, binding on or affecting the Pledgor, its property or the Bond Collateral and (ii) will not result in the creation or imposition of any Lien, charge or encumbrance on or security interest in any of the assets of the Pledgor except as contemplated by this Bond Pledge Agreement.

                  (c) Pledgor's Authority. The Pledgor has full corporate power, authority and legal right to pledge the Bond Collateral hereunder. Except for authorizations, approvals or actions which have been obtained, or notices or filings which have been made, and unless the failure to obtain any such authorization, approval or action, or to make any such notice or filing, would not have or be reasonably expected to impair the validity of the pledges and grants of security interests pursuant to Section 2, no authorization, approval or action by, and no notice or filing with any Governmental Authority, any Issuer of any Bond Collateral or any other Person is required either (i) for the pledge made by the Pledgor or for the granting of the security interest by the Pledgor pursuant to this Bond Pledge Agreement or (ii) for the exercise by the Collateral Agent or the Secured Parties of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities pursuant to a public sale, as more fully described in Section 8).

                  (d) Binding Agreement. This Bond Pledge Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy or insolvency laws or by general principles of equity;

                  (e) Security Interest/Priority/Recordation. This Bond Pledge Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Bond Collateral. The taking possession by the Collateral Agent of the certificates representing the Pledged Bonds and all other certificates and instruments constituting Bond Collateral will perfect and establish the first priority of the Collateral Agent's security interest in the Pledged Bonds and, when properly perfected by filing or otherwise, in all other Bond Collateral represented by such Pledged Bonds and instruments securing the Secured Obligations. A Bond Pledge Certificate substantially in the form of Exhibit 3(a) attached hereto, when properly executed and attached to the respective Bonds, is (i) a writing sufficient under the terms of the respective Indentures to permit the Trustees to record the pledge and grant of security interest hereunder in their respective books and records relating to the Bond Collateral; and (ii) a writing sufficient under the terms of the respective Indentures to permit the Trustees, upon the occurrence of an Event of Default, to record and effect the transfer of ownership of the Pledged Bonds to the Collateral Agent. Except as set forth in this
         Section 4(e), no action is necessary to perfect or otherwise protect such security interest.

                  (f) No Other Shares. The Pledgor owns no other industrial revenue or other bonds required to be pledged hereunder other than as set forth on Schedule 2(a) attached hereto.

                  (g) Name; Chief Executive Office; Books and Records. The Pledgor's legal name is as shown in this Bond Pledge Agreement and the Pledgor has not, in the past four months, changed its name or been a party to a merger, consolidation or other change in structure. The Pledgor's chief executive office and chief place of business are (and for the prior four months have been) located at the location(s) set forth on Schedule 4(g) attached hereto, and the Pledgor keeps its books and records at such locations. The name and location of each Trustee with respect to each of the Pledged Bonds are set forth on Schedule 2(a) attached hereto, and, to the best knowledge of the Pledgor, each such Trustee keeps its books and records relating to the Bond Collateral at such location.

                  (h) Principal and Interest Payments. The outstanding principal amount of each of the Pledged Bonds as of the date hereof is set forth on Schedule 2(a) attached hereto. Payments of interest on each of the Pledged Bonds are made annually on the dates and in the amounts set forth on Schedule 2(a) attached hereto.

         5. Covenants. The Pledgor hereby covenants that, so long as any of the Secured Obligations remain outstanding or any Senior Credit Document is in effect or any amounts remain outstanding under the Senior Credit Documents or the Secured Parties have any obligations remaining under the Senior Credit Documents, the Pledgor shall:

                  (a) Books and Records. Mark its books and records (and ensure that the respective Trustees mark their books and records) to reflect the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Bond Pledge Agreement.

                  (b) Defense of Title. (i) Warrant and defend title to and ownership of the Bond Collateral at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Bond Collateral free from all Liens and security interests, except for the security interest granted herein and Permitted Liens; (ii) not sell, exchange, transfer, assign, lease or otherwise dispose of Bond Collateral or any interest therein, except as permitted under the respective Senior Credit Documents; and (iii) not enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Collateral Agent to sell, assign or transfer any of the Bond Collateral.

                  (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest in the Bond Collateral created hereby (including, without limitation, any and all action necessary to satisfy the Collateral Agent that the Collateral Agent has obtained a first priority perfected security interest in any Bond Collateral); (ii) enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Bond Collateral; and (iii) otherwise effect the purposes of this Bond Pledge Agreement.

                  (d) Compliance with Bond Documents. Maintain itself, and cause each of its Subsidiaries to remain, in compliance with all terms of the respective Bond Documents for each for the Bonds and with all other material contractual restrictions relating to the Bond Collateral.

                  (e) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Bond Documents or other Bond Collateral or enter into any agreement for or allow to exist any restriction with respect to any of the Bond Documents or other Bond Collateral other than pursuant hereto or as may be permitted under the Senior Credit Documents.

                  (f) Compliance with Securities Laws. File all reports and other information when and if required to be filed by the Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Bond Collateral or with the public sale thereof pursuant to Section 8.

                  (g) Change in Location. Not, without providing 30 days prior written notice to the Collateral Agent and without filing such amendments to any previously filed financing statements as the Collateral Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 4(g) attached hereto or (b) change its name or be party to a merger, consolidation or other change in structure; provided, however, that subclause (b) hereof shall not prevent consummation of the transactions permitted under the Fruit of the Loom Agreement so long as (i) the Pledgor remains in compliance with the provisions of subclause (a) above and (ii) in any such event, notice to the Collateral Agent of any such name change or merger, consolidation or other change in structure is given, and the filing of any such amendments to previously filed financing statements occurs, prior to such consummation.

                  (h) Opinion of Counsel. Upon the occurrence of an Event of Default and during the continuation thereof, deliver to the Collateral Agent such opinions of counsel, in form and substance acceptable to the Collateral Agent, as are required by Section 5.4 of the respective Indentures or by the other terms thereof to permit the Trustees to record and effect the transfer of ownership of the Pledged Bonds to the Collateral Agent.

         6. Advances by Secured Parties. On failure of the Pledgor to perform any of the covenants and agreements contained herein, and provided that either
(a) 10 Business Days have elapsed after notice of such failure was given by the Collateral Agent to the Pledgor or (b) prompt action by the Collateral Agent is necessary to protect the rights of the Secured Parties in the Bond Collateral, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the Secured Parties may make for the protection of the security hereof or which it or they may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgor promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1(b) of the Fruit of the Loom Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the Secured Parties on behalf of the Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Bond Pledge Agreement or any Senior Credit Document. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith



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

by the Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         7.       Events of Default.

         The occurrence and continuation of an event which under any Senior Credit Document would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         8.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent and the Secured Parties shall have, in respect of the Bond Collateral, in addition to the rights and remedies provided herein, in the Senior Credit Documents, or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                  (b) Sale of Bond Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of the this Section, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, and in its sole discretion, forthwith request that the Trustees record and effect a transfer of ownership of the Pledged Bonds to the Collateral Agent and collect, receive, appropriate and realize upon the Pledged Bonds and the other Bond Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Bond Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to bid for the purchase of the whole or any part of the Bond Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity of redemption is hereby waived or released to extent permitted by applicable law. The Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by the Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Pledgor, in accordance with the notice provisions of Section 16 at least 10 Business Days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Bond Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Registration Prior to Public Sale. Upon the written request of the Collateral Agent prior to a public sale as contemplated in subsection (b) above the Pledgor shall (i) use its best efforts, at its own expense, to cause any registration, qualification or compliance under any Federal or state securities laws, including, without limitation, the Securities Act as then in effect (or other similar Federal statute as then in effect) to be effected (and to be kept effective) with respect to all or any part of the Bond Collateral as would permit or facilitate the registration and sale of all or such part of the Bond Collateral under such Federal or state laws, (ii) provide to the Collateral Agent reports on the progress of such registration, qualification or compliance, inform the Collateral Agent immediately upon the completion thereof, and provide to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent may from time to time request in order to effect such public sale of all or such part of the Bond Collateral, and (iii) indemnify the Collateral Agent and any other Person participating in such public sale of all or such part of the Bond Collateral against all claims, losses, damages and liabilities caused by any misstatement (or alleged misstatement) of a material fact contained in any related registration statement, notification or the like or omission of a material fact necessary to make the statements therein not misleading, except insofar as the same may have been caused by a misstatement or omission based upon information furnished in writing to the Pledgor by the Collateral Agent expressly for use therein. The Collateral Agent shall furnish to the Pledgor such information regarding the Collateral Agent or the terms of this Bond Pledge Agreement or the Senior Credit Documents as the Pledgor may request in writing in connection with any such registration, qualification or compliance.

                  (d) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Bond Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such Bond Collateral to a purchaser or restricted group of purchasers who will be obligated to agree, among other things, to acquire such Bond Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to sell such Bond Collateral at public sale notwithstanding the fact that a registration for public sale has been obtained pursuant to subsection (c) hereof or to delay any such sale for the period of time necessary to permit the Pledgor to obtain such registration. The Pledgor further acknowledges and agrees that any offer to sell such Bond Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York or Chicago, Illinois (to the extent that such offer may be advertised without prior registration under the Securities Act), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and the Collateral Agent may, in such event, bid for the purchase of such Bond Collateral.

                  (e) Retention of Bond Collateral. In addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Bond Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have retained any Bond Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Secured Parties are legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1(b) of the Fruit of the Loom Agreement for Revolving Loans that are Base Rate Loans, the costs of collection and the reasonable, documented fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         9.       Rights of the Collateral Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, the Pledgor hereby designates and appoints the Collateral Agent, on behalf of the Secured Parties, and each of its designees or agents as attorney-in-fact of the Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

                                 (i) to demand, collect, settle, compromise,
                  adjust and give discharges and releases concerning the Bond Collateral, all as the Collateral Agent may reasonably determine;

                                (ii) to commence and prosecute any actions at
                  any court for the purposes of collecting any of the Bond Collateral and enforcing any other right in respect thereof;

                               (iii) to defend, settle or compromise any action
                  brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                                (iv) to pay or discharge taxes, liens, security
                  interests, or other encumbrances levied or placed on or threatened against the Bond Collateral;

                                 (v) to direct any parties liable for any
                  payment under any of the Bond Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                                (vi) to receive payment of and receipt for any
                  and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Bond Collateral;

                               (vii) to sign and endorse any drafts,
                  assignments, bond pledge certificates, verifications, notices and other documents relating to the Bond Collateral;

                              (viii) to settle, compromise or adjust any suit,
                  action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem reasonably appropriate;

                                (ix) execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Bond Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                                 (x) to exchange any of the Bond Collateral or
                  other property upon any reorganization or change in structure of the Issuer thereof upon such terms as the Collateral Agent may determine;

                                (xi) to sign an instrument in writing,
                  sanctioning the transfer of any or all of the Pledged Bonds of the Pledgor into the name of the Collateral Agent or one or more of the Secured Parties or into the name of any transferee to whom the Pledged Bonds of the Pledgor or any part thereof may be sold pursuant to Section 8; and

                               (xii) to do and perform all such other acts and
                  things as the Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Bond Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding, any Senior Credit Document is in effect or any Loan or Letter of Credit under any Bank Credit Document shall remain outstanding and (ii) until all of the Commitments under all of the Bank Credit Documents shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Bond Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in Bond Collateral.

                  (b) Performance by the Collateral Agent of Pledgor's Obligations. If the Pledgor fails to perform any agreement or obligation contained herein and either (i) 10 Business Days have elapsed after notice of such failure was given by the Collateral Agent to the Pledgor or (ii) prompt action by the Collateral Agent is necessary to protect the rights of the Secured Parties in the Bond Collateral, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the reasonable, documented expenses of the Collateral Agent incurred in connection therewith shall be payable by the Pledgor.

                  (c) Assignment by the Collateral Agent. The Collateral Agent may from time to time, subject to the provisions of the respective Senior Credit Documents, assign the Secured Obligations and any portion thereof and/or the Bond Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Bond Pledge Agreement in relation thereto.

                  (d) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Bond Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgor shall be responsible for preservation of all rights in the Bond Collateral, and the Collateral Agent shall be relieved of all responsibility for the Bond Collateral upon surrendering it or tendering the surrender of it to the Pledgor. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Bond Collateral in its possession if such Bond Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Bond Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Bond Collateral.

                  (e) Rights to Interest, Principal and Other Payments in Respect of the Bond Collateral.

                           (i) So long as no Event of Default shall have
                  occurred and be continuing, the Pledgor may receive and retain any and all interest, principal or other payments in respect of the Bond Collateral to the extent they are allowed under the respective Senior Credit Documents.

                           (ii) Upon the occurrence and during the continuance
                  of an Event of Default:

                                    (A) all rights of the Pledgor to receive
                           such interest, principal or other payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Collateral Agent which shall then have the sole right to receive and hold as Bond Collateral such interest, principal or other payments; and

                                    (B) all interest, principal or other
                           payments which are received by the Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Pledgor, and shall be forthwith paid over to the Collateral Agent as Bond Collateral in the exact form received, to be held by the Collateral Agent as Bond Collateral and as further collateral security for the Secured Obligations.

                  (f) Release of Bond Collateral. The Collateral Agent may release any of the Bond Collateral from this Bond Pledge Agreement or may substitute any of the Bond Collateral for other Bond Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Bond Pledge Agreement as to any Bond Collateral not expressly released or substituted, and this Bond Pledge Agreement shall continue as a first priority lien on all Bond Collateral not expressly released or substituted.

         10. Rights of Collateral Agent and Required Lenders. Following the occurrence and during the continuation of an Event of Default, the Collateral Agent shall be entitled to enforce the rights of the Secured Parties hereunder or shall take such action as requested in writing by the Required Lenders. In the event the Collateral Agent refuses or fails to comply with written instructions from the Required Lenders for a period of thirty days after such written instructions shall have been received by the Collateral Agent, any Secured Party shall (after having received written instructions from the Required Lenders) have the right to carry out such written instructions on behalf of the Secured Parties as a whole. No Secured Party (other than the Collateral Agent) shall have any right in any manner whatsoever to enforce any right under this Bond Pledge Agreement, except as herein provided.

         11. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any Proceeds of any of the Bond Collateral, when received by the Collateral Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations as follows:

                  (a) FIRST, to the payment of all reasonable, documented out-of-pocket costs and expenses (including without limitation reasonable, documented attorneys' fees) of the Collateral Agent or a Secured Party in connection with enforcing the rights of the Secured Parties under the Senior Credit Documents and any protective advances made by the Collateral Agent or a Secured Party, pro rata as set forth below;

                  (b) SECOND, to the payment of all accrued fees and interest payable to the Collateral Agent, the Secured Parties under the Senior Credit Documents, pro rata as set forth below;

                  (c) THIRD, to the payment of the outstanding principal amount of the Loans and unreimbursed drawings under Letters of Credit and to the payment or cash collateralization of the outstanding LOC Obligations under the Bank Credit Documents and the payment of all outstanding principal amounts under the Senior Note Indentures, pro rata as set forth below;

                  (d) FOURTH, to any principal amounts outstanding under Hedging Agreements, pro rata as set forth below;

                  (e) FIFTH, to all other obligations which shall have become due and payable under the Senior Credit Documents and not repaid pursuant to clauses "FIRST" through "FOURTH" above, pro rata as set forth below; and

                  (f) SIXTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Secured Parties shall receive an amount equal to its pro rata share of amounts available to be applied above (based on the proportion that the then outstanding obligations owed by the Pledgor to such Secured Party under the Senior Credit Documents bears to the aggregate outstanding obligations of the Pledgor to the Secured Parties under the Senior Credit Documents); and (iii) to the extent that any amounts available for distribution pursuant to clause "THIRD" above are attributable to the issued but undrawn amount of outstanding Letters of Credit under any Bank Credit Document, such amounts shall be held by the Collateral Agent in a cash collateral account and applied (x) first, to reimburse the Issuing Lenders under each such Bank Credit Document from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all such Letters of Credit, without duplication, to all other obligations of the types described in clauses "THIRD" and "FIFTH" above. The Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         12. Costs of Counsel. At all times hereafter, the Pledgor agrees to promptly pay upon demand any and all reasonable, documented costs and expenses of the Collateral Agent or the Secured Parties as necessary to protect the Bond Collateral or to exercise any rights or remedies under this Bond Pledge Agreement or with respect to any Bond Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

         13.      Continuing Agreement.

                  (a) This Bond Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding or any Senior Credit Document is in effect, and until all of the commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Senior Credit Documents). Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Bond Pledge Agreement, subject to the provisions of the respective Senior Credit Documents.

                  (b) This Bond Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable, documented costs and expenses (including without limitation any reasonable, documented legal fees and disbursements) incurred by the Collateral Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         14. Amendments; Waivers; Modifications. This Bond Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except by a written instrument executed by the Pledgor and the Collateral Agent; provided that the Collateral Agent may only execute such written instrument upon the consent of the Required Lenders (or the Fruit of the Loom Lenders, as may be required by the terms of the Fruit of the Loom Agreement).

         15. Successors in Interest. This Bond Pledge Agreement shall create a continuing security interest in the Bond Collateral and shall be binding upon the Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Secured Parties hereunder, to the benefit of the Collateral Agent and the Secured Parties and their successors and permitted assigns; provided, however, that the Pledgor may not assign its rights or delegate its duties hereunder without the prior written consent of the Required Lenders (or the Fruit of the Loom Lenders as may be required by the terms of the Fruit of the Loom Agreement). To the fullest extent permitted by law, the Pledgor hereby releases the Collateral Agent and each Secured Party, and its successors and assigns, from any liability for any act or omission relating to this Bond Pledge Agreement or the Bond Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Secured Party, or its officers, employees or agents.

         16. Notices. All notices required or permitted to be given under this Bond Pledge Agreement shall be as follows:


to the Pledgor:
                           Union Underwear Company, Inc.
                           c/o Fruit of the Loom, Inc.
                           233 S. Wacker Drive, Suite 5000
                           Sears Tower
                           Chicago, Illinois  60606
                           Attn:  Vice President and General Counsel

                           Telephone:  (312) 876-1724
                           Facsimile:   (312) 993-1888
with a copy to:
                           Union Underwear Company, Inc.
                           c/o Fruit of the Loom, Inc.
                           233 S. Wacker Drive, Suite 5000
                           Sears Tower
                           Chicago, Illinois  60606
                           Attn:  Vice President and Treasurer

                           Telephone:  (312) 876-1724
                           Facsimile:  (312) 993-1888
to the
Collateral Agent:
                           NationsBank, N.A.
                           Agency Services
                           Independence Center
                           15th Floor
                           Charlotte, North Carolina  28255
                           Attn:    Herb Boyd

                           Telephone:  (704) 388-3225
                           Facsimile:   (704) 386-9923

with a copy to:
                           NationsBank, N.A.
                           231 South LaSalle Street
                           9th Floor
                           Chicago, Illinois  60697
                           Attn:  Lisa Donoghue

                           Telephone:  (312) 828-3898
                           Facsimile:    (312) 987-0303

         17. Counterparts. This Bond Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Bond Pledge Agreement to produce or account for more than one such counterpart.

         18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Bond Pledge Agreement.

         19.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS BOND PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Bond Pledge Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Bond Pledge Agreement, the Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. The Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to
         Section 16, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Pledgor in any other jurisdiction.

                  (b) The Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Bond Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         20. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS BOND PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS BOND PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         21. Severability. If any provision of this Bond Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         22. Entirety. This Bond Pledge Agreement and the Senior Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Senior Credit Documents, or the transactions contemplated herein and therein.

         23. Survival. Subject to the provisions of the respective Senior Credit Documents, all representations and warranties of the Pledgor hereunder shall survive the execution and delivery of this Bond Pledge Agreement and the Senior Credit Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Fruit of the Loom Agreement, the incurrence of obligations under the Farley Guaranty and the incurrence of indebtedness under the Senior Note Indentures.

         24. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Bond Collateral (including, without limitation, real and other personal property owned by the Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Secured Parties shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Collateral Agent and the Secured Parties have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent and the Secured Parties shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Secured Parties' rights or the Secured Obligations under this Bond Pledge Agreement, or under any of the Senior Credit Documents.

         25.      Duties of Collateral Agent.

                  (a) The Collateral Agent shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Bond Collateral, or, to otherwise take or refrain from taking any action under, or in connection with, this Bond Pledge Agreement, except, as expressly provided by the terms and conditions of this Bond Pledge Agreement. The Collateral Agent may take, but shall have no obligation to take, any and all such actions under this Bond Pledge Agreement or otherwise as it shall deem to be in the best interests of the Secured Parties in order to maintain the Bond Collateral and protect and preserve the Bond Collateral and the rights of the Secured Parties.

                  (b) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein. The Collateral Agent makes no representation as to the value or condition of the Bond Collateral or any part thereof, as to the title of the Pledgor or any of its Subsidiaries to the Bond Collateral, as to the security afforded by this Bond Pledge Agreement or, as to the validity, execution, enforceability, legality or sufficiency of this Bond Pledge Agreement, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Pledgor or any of its Subsidiaries of their respective Secured Obligations.

                  (c) The Collateral Agent shall not be responsible for insuring the Bond Collateral, for the payment of taxes, charges, assessments or liens upon the Bond Collateral or otherwise as to the maintenance of the Bond Collateral. The Bond Collateral Agent shall have no duty to the Pledgor or any of its Subsidiaries or to the Secured Parties as to any Bond Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Bond Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it.

                  (d) The Collateral Agent may execute any of the powers granted under this Bond Pledge Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

                  (e) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a notice of Event of Default or a notice from the Pledgor to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred. The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

         26. Termination of Bond Pledge Agreement. Notwithstanding any provision in this Bond Pledge Agreement to the contrary, in the event all of the Bank Credit Documents and all obligations thereunder shall have terminated (other than such obligations that by their terms are stated to survive termination of the Bank Credit Documents) and no Loans, Letters of Credit or Commitments thereunder shall remain outstanding, this Bond Pledge Agreement shall immediately terminate and cease to be effective and the Pledgor shall be released from all obligations hereunder (other than such obligations that by their terms are stated to survive the termination of this Bond Pledge Agreement).


                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Pledgor has caused a counterpart of this Bond Pledge Agreement to be duly executed and delivered as of the date first above written.



                                    UNION UNDERWEAR COMPANY, INC.,
                                    a New York corporation


                                    By:
                                        -------------------------------------
                                    Name: Brian J. Hanigan
                                    Title:   Vice President

         Accepted and agreed to in Charlotte, North Carolina as of the date first above written.


                                    NATIONSBANK, N.A., as Collateral Agent


                                    By:
                                        ------------------------------------
                                    Name:
                                          -- -------------------------------
                                    Title:
                                           ---------------------------------

                                  Schedule 2(a)

                                       to

                              Bond Pledge Agreement

                           dated as of March 10, 1999

                          in favor of NationsBank, N.A.

                               as Collateral Agent


                                      Bonds
                                      -----


1.  EQUIPMENT REVENUE BOND, SERIES 1989-UU

ISSUER:                             Industrial Development Board, City of Fayette, AL
ISSUE DATE:                         December 1, 1989
EXPIRATION DATE:                    December 1, 1999
ORIGINAL PRINCIPAL AMOUNT:          $22,000,000
OUTSTANDING PRINCIPAL AMOUNT:       $22,000,000
INTEREST RATE:                      9.5%
INTEREST PAYMENT DATE(S):           June 1 and December 1
TRUSTEE:                            SouthTrust Bank of Alabama, National Association
TRUSTEE ADDRESS:                    110 Office Park Drive, 2nd Floor
                                    Birmingham, AL  35223
                                    Attn:    Judith Miller, VP, Corporate Trust Dept.
LESSOR/ASSET LOCATION:              Fayette Cotton Mill, Inc.

2. INDUSTRIAL REVENUE BONDS, SERIES 1990-UU, NUMBER R-1

ISSUER:                             Industrial Development Board, Cherokee County, AL
ISSUE DATE:                         May 1, 1990
EXPIRATION DATE:                    May 1, 2005
ORIGINAL PRINCIPAL AMOUNT:          $11,000,000
OUTSTANDING PRINCIPAL AMOUNT:       $11,000,000
INTEREST RATE:                      Base Rate (as defined in Indenture) + 1%
INTEREST PAYMENT DATE(S):           May 1 and November 1
TRUSTEE:                            SouthTrust Bank of Alabama, National Association
TRUSTEE ADDRESS:                    110 Office Park Drive, 2nd Floor
                                    Birmingham, AL  35223
                                    Attn:    Judith Miller, VP, Corporate Trust Dept
LESSOR/ASSET LOCATION:              Leesburg Knitting Mills, Inc.

3.  INDUSTRIAL REVENUE BONDS, SERIES 1990-UU-A, NUMBER R-1

ISSUER:                             City of Winfield, AL
ISSUE DATE:                         June 1, 1990
EXPIRATION DATE:                    June 1, 2005
ORIGINAL PRINCIPAL AMOUNT:          $18,300,000
OUTSTANDING PRINCIPAL AMOUNT:       $18,300,000
INTEREST RATE:                      Base Rate (as defined in Indenture) + 1%
                                    (8.75% as of 03/10/99)
INTEREST PAYMENT DATE(S):           June 1 and December 1
TRUSTEE:                            SouthTrust Bank of Alabama, National Association
TRUSTEE ADDRESS:                    110 Office Park Drive, 2nd Floor
                                    Birmingham, AL  35223
                                    Attn:    Judith Miller, VP, Corporate Trust Dept
LESSOR/ASSET LOCATION:              Winfield Cotton Mill, Inc.


4.  INDUSTRIAL REVENUE BONDS, SERIES 1990-UU-B, NUMBER R-1

ISSUER:                             City of Winfield, AL
ISSUE DATE:                         June 15, 1990
EXPIRATION DATE:                    June 1, 2005
ORIGINAL PRINCIPAL AMOUNT:          $9,700,000
OUTSTANDING PRINCIPAL AMOUNT:       $9,700,000
INTEREST RATE:                      Base Rate (as defined in Indenture) + 1%
INTEREST PAYMENT DATE(S):           June 1 and December 1
TRUSTEE:                            SouthTrust Bank of Alabama, National Association
TRUSTEE ADDRESS:                    110 Office Park Drive, 2nd Floor
                                    Birmingham, AL  35223
                                    Attn:    Judith Miller, VP, Corporate Trust Dept
LESSOR/ASSET LOCATION:              Winfield Cotton Mill, Inc.


5.  INDUSTRIAL REVENUE BONDS, SERIES 1991-UU, NUMBER R-1

ISSUER:                             Industrial Development Board, City of Aliceville, AL
ISSUE DATE:                         March 22, 1991
EXPIRATION DATE:                    February 1, 2006
ORIGINAL PRINCIPAL AMOUNT:          $31,000,000
OUTSTANDING PRINCIPAL AMOUNT:       $31,000,000
INTEREST RATE:                      Base Rate (as defined in Indenture) + 1%
INTEREST PAYMENT DATE(S):           February 1 and August 1
TRUSTEE:                            SouthTrust Bank of Alabama, National Association
TRUSTEE ADDRESS:                    110 Office Park Drive, 2nd Floor
                                    Birmingham, AL  35223
                                    Attn:    Judith Miller, VP, Corporate Trust Dept
LESSOR/ASSET LOCATION:              Aliceville Cotton Mill, Inc.

                                  Schedule 4(g)

                                       to

                              Bond Pledge Agreement

                           dated as of March 10, 1999

                          in favor of NationsBank, N.A.

                               as Collateral Agent


                             Chief Executive Office


(1)      Union Underwear Company, Inc.
         c/o Fruit of the Loom, Inc.
         One Fruit of the Loom Drive
         Bowling Green, KY  42103

(2)      Union Underwear Company, Inc.
         c/o Fruit of the Loom, Inc.
         233 S. Wacker Drive
         Suite 5000, Sears Tower
         Chicago, IL  60606

                                                                 Exhibit 3(a) to
                                                           Bond Pledge Agreement


                             BOND PLEDGE CERTIFICATE

         This Certificate is delivered pursuant to Section 3(a) of the Bond Pledge Agreement dated as of March ____, 1999 (as may be amended from time to time, the "Bond Pledge Agreement") made by Union Underwear Company, Inc. (the "Pledgor") in favor of NationsBank, N.A. in its capacity as Collateral Agent (the "Collateral Agent") for the Secured Parties. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Bond Pledge Agreement.

         As security for the prompt and complete payment and performance when due of all Secured Obligations and the performance by the Pledgor of all of the covenants and obligations to be performed by it pursuant to the Senior Credit Documents, the Bond Pledge Agreement and any other documents relating to the Secured Obligations, the Pledgor hereby pledges, hypothecates, assigns and transfers to the Collateral Agent, hereby delivers to the Collateral Agent, and hereby grants to the Collateral Agent, a valid and continuing first priority lien on, and security interest in, all of the Pledgor's right, title and interest in, to and under the following (the "Bond"):


                                 [Describe Bond]


and all additions thereto, substitutions therefor and replacements and proceeds thereof.

         The Pledgor is delivering to the Collateral Agent the original Bond together with this Bond Pledge Certificate duly executed in blank.

         The Bond shall constitute a "Bond" under the Bond Pledge Agreement and has been duly pledged thereunder.

                                          Union Underwear Company, Inc.
Dated:
                                          By:
                                             ----------------------------
                                          Name:
                                               --------------------------
                                          Title:
                                                -------------------------

Signature Guaranteed:

[Bank, Trust Company or Firm]

By:
   -------------------------
Name:
     -----------------------
Title:
      ----------------------